                 [LOGO OF EXCELSIOR FUNDS, INC. APPEARS HERE]



                           DOMESTIC EQUITY PORTFOLIOS



                                 ANNUAL REPORT

                                 MARCH 31, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S DOMESTIC EQUITY MARKET REVIEW...................................    2
ADVISER'S INVESTMENT REVIEWS
 Equity Fund..............................................................    3
 Income and Growth Fund...................................................    4
 Aging of America Fund....................................................    5
 Business and Industrial Restructuring Fund...............................    6
 Communication and Entertainment Fund.....................................    7
 Early Life Cycle Fund....................................................    8
 Environmentally-Related Products and Services Fund.......................    9
 Global Competitors Fund..................................................   10
 Long-Term Supply of Energy Fund..........................................   11
 Productivity Enhancers Fund..............................................   12
STATEMENTS OF ASSETS AND LIABILITIES......................................   14
STATEMENTS OF OPERATIONS..................................................   16
STATEMENTS OF CHANGES IN NET ASSETS.......................................   18
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS................   20
PORTFOLIOS OF INVESTMENTS
 Equity Fund..............................................................   24
 Income and Growth Fund...................................................   25
 Aging of America Fund....................................................   27
 Business and Industrial Restructuring Fund...............................   28
 Communication and Entertainment Fund.....................................   30
 Early Life Cycle Fund....................................................   31
 Environmentally-Related Products and Services Fund.......................   32
 Global Competitors Fund..................................................   33
 Long-Term Supply of Energy Fund..........................................   34
 Productivity Enhancers Fund..............................................   35
NOTES TO FINANCIAL STATEMENTS.............................................   36
INDEPENDENT AUDITORS' REPORT..............................................   45
FEDERAL TAX INFORMATION...................................................   46

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . INITIAL PURCHASE AND PROSPECTUS INFORMATION AND SHAREHOLDER SERVICES 1-800-446-1012
 . CURRENT PRICE AND YIELD INFORMATION 1-800-233-9180

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are sponsored and distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    EXCELSIOR FUNDS, INC.
    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
    P.O. BOX 2798
    BOSTON, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  I am pleased to present the annual report for Excelsior Funds, Inc. The 1997 fiscal year was another year of growth for the fund complex, highlighted by strong financial markets and new fund offerings which helped push the assets of the funds over the $5 billion milestone.

  In our on-going efforts to provide you with investment opportunities that are best suited to meet your investment needs in the ever-evolving financial marketplace, we continually evaluate the current Excelsior fund offerings. In the coming year, we may make recommendations to you which we believe can achieve this goal. These recommendations may include, among other things, the establishment of new funds and possibly the consolidation of certain equity funds. We will keep you apprised of these developments as our assessment of these matters progresses.

  The coming year promises to be both interesting and exciting. We are cautiously optimistic regarding the domestic equity markets, international equity markets continue to look attractive, and fiscal policy has been effective in keeping inflation under control. With this in mind, I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles and dedicated service staff to help you meet your investment objectives.

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                             EXCELSIOR FUNDS, INC.
                    ADVISER'S DOMESTIC EQUITY MARKET REVIEW

-------------------------------------------------------------------------------

  The first quarter of fiscal 1997 saw the continuation of many of the trends that began to make themselves felt in the previous quarter. Energy stocks continued their strong performance, and technology proved increasingly volatile, particularly toward quarter end. Large-capitalization companies continued to perform well versus their small and mid-capitalization peers, as did consumer stocks. Earnings uncertainties were on the rise, and earnings disappointments (even small ones) were punished severely. We appeared increasingly to be in a classic "stock picker's" market, an environment, we believe, which plays to U.S. Trust's strengths -- that is, our consistent bottom's up, long-term fundamental value investment approach.

  Early on in the fiscal second quarter, the equity market was negatively impacted by a sharp decline in the smaller-capitalization/early life cycle area with particular focus on technology. While the overall equity market went on to recover strongly, the small-capitalization/early life cycle and technology areas had yet to regain their footing by quarter's end. Energy stocks, however, continued their strong advance, along with the environmental area -- solid waste in particular. Large-capitalization companies with solid track records and earnings outlooks continued to perform well as did consumer and interest-rate sensitive stocks in general.

  For the second half of the fiscal year, the energy and environmental areas gave up ground, but the trends of the first half in general grew more pronounced. Large-capitalization stocks, for instance, continued to drive the market, but leadership increasingly narrowed. Small-capitalization companies lagged ever further behind their larger brethren. The reasons for this are several. Faced with the need to get huge cash inflows working quickly on the one hand, and a jittery stock market on the other, many mutual fund managers gravitated toward more consistent, higher-quality larger-capitalization issues. The rapid growth of index funds boosted large-capitalization stock ownership even further.

  But more than this, perhaps, is the fact that smaller companies simply were unable to achieve sufficiently consistent and rapid earnings growth to attract widespread investor attention. Small company earnings woes appeared to be a combination of a lack of pricing power, less global exposure (access to rapidly growing markets, cheaper labor, etc.), less product and geographic diversification, fewer benefits from downsizing and outsourcing, and less flexibility in managing earnings. At the same time, stock valuations for smaller companies had yet to grow compelling -- at least on an overall basis. In fact, what did seem clear as the fiscal year drew to a close, was that valuations across the broad spectrum of the market appeared to be at least fairly, if not fully valued.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                                  EQUITY FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 1997, the Fund realized a total return of 11.09%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock
Price Index. Throughout the fiscal year, we maintained broad diversification across strategies (growth, value, and small-capitalization) as well as longer-term investment themes. Specifically, we maintained an underweight position in technology, and generally little in the way of high-volatility small-capitalization stocks. We maintained an overweight position in financial service companies (though well diversified within the sector by type of company), and a market weighting in the energy sector. As the year progressed, we began to pay special attention to downside risk and keeping the portfolio in balance. Purchases focused on high-quality, good business core holding investments. Moving into the final quarter of the fiscal year, we began to scale back our holdings in the financial area and to look toward consumer staples and technology areas, and to large-capitalization growth companies in general.

                           [LINE GRAPH APPEARS HERE]

---------------------------------------------------
                  Equity Fund+
---------------------------------------------------
   Average Annual Total Return Ended on 3/31/97*
---------------------------------------------------
  1 year     5 years     10 years
---------------------------------------------------
  11.09%     15.38%      11.45%
---------------------------------------------------
                     Trust Shares
---------------------------------------------------
 Since inception (11/12/96)
------------------------------
            0.23%
------------------------------

           Equity (reflects maximum sales charge)    Equity (exclusive of sales charge)    The Standard & Poors 500
           --------------------------------------------------------------------------------------------------------
Mar 31, 87                                 9,550                                 10,000                      10,000
Mar 31, 88                                 8,477                                  8,876                       9,160
Mar 31, 89                                10,047                                 10,520                      10,830
Mar 31, 90                                11,251                                 11,781                      12,930
Mar 31, 91                                11,415                                 11,953                      14,790
Mar 31, 92                                13,821                                 14,472                      16,420
Mar 31, 93                                16,483                                 17,259                      18,920
Mar 31, 94                                17,560                                 18,388                      19,200
Mar 31, 95                                20,132                                 21,081                      22,180
Mar 31, 96                                25,456                                 26,656                      29,300
Mar 31, 97                                28,281                                 29,613                      35,100


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
  The above illustration compares a $10,000 investment made in Equity Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
  The graph presents the performance of the Equity Fund's shares which have been in existence since the Fund's inception. The performance of the Equity Fund's Trust shares will be lower based upon the different inception date and fees assessed to that class.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                            INCOME AND GROWTH FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund realized a total return of 12.61%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. To provide the income component of the Fund we held a variety of fixed-income and convertible securities. Within the equity component of the Fund, which comprises the balance of the portfolio, we emphasize thorough diversification across three investment strategies--problem opportunity (growth), transaction value, and early life cycle (small capitalization)--and longer-term investment themes. In all of our investments, we focus on long-term fundamental business value, with special attention to the breadth and depth of employee incentives (compensation, safety, etc.). Regarding industry and geographical exposure, we maintained a reasonable international component and very few positions in regulated industries (including banking). During the fiscal year, in line with the market as a whole, the Fund's larger-capitalization holdings were a plus for performance, the smaller-capitalization holdings a minus. With regard to both areas, we made little attempt to alter the basic structure of the Fund in response to these near-term market conditions. Our disciplined emphasis on long-term fundamental value and thorough diversification remains consistent regardless of the prevailing market environment.

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------
           Income and Growth Fund+
--------------------------------------------------
   Average Annual Total Return Ended on 3/31/97*
--------------------------------------------------
    1 year         5 years            10 years
--------------------------------------------------
    12.61%         15.81%             10.63%
--------------------------------------------------


                   Income & Growth                  Income & Growth
           (reflects maximum sales charge)    (exclusive of sales charge)      The Standard & Poors 500
           -------------------------------    ---------------------------      ------------------------
3/31/87                9,550                           10,000                           10,000
3/31/88                9,031                            9,457                            9,180
3/31/89               10,689                           11,193                           10,830
3/31/90               11,346                           11,880                           12,930
3/31/91               10,957                           11,474                           14,790
3/31/92               12,590                           13,183                           16,420
3/31/93               16,423                           17,197                           18,920
3/31/94               17,521                           18,347                           19,200
3/31/95               18,528                           19,401                           22,180
3/31/96               23,313                           24,412                           29,300
3/31/97               26,253                           27,490                           35,100

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Income and Growth Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                             AGING OF AMERICA FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund realized a total return of 8.18%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. The Fund's overall structure remained consistent--maintaining emphasis on health care, financials, and large-capitalization consumer stocks. During the first half, the fund's performance was hampered by weakness in the Fund's health care positions as well as general weakness from the small-capitalization sector. Strong performances came from large-capitalization consumer stocks. Financial stocks were a mixed bag. During the second half, the Fund's health care and REIT holdings advanced strongly, and the financial services positions picked up as well. We did become more defensive in our investment approach as the year progressed, eliminating some of the Fund's more volatile smaller capitalization holdings.

                           [LINE GRAPH APPEARS HERE]

----------------------------------------------------
            Aging of America Fund+
----------------------------------------------------
    Average Annual Total Return Ended on 3/31/97*
----------------------------------------------------
                           Since inception
      1 year                  (12/31/92)
----------------------------------------------------
      8.18%                     10.68%
----------------------------------------------------

                  Aging of Americas Fund              Aging of Americas Fund             The Standard & Poors 500
                (exclusive of sales charge)             (reflects maximum)
12/31/92                10,000                                9,550                                10,000
3/31/93                 10,014                                9,563                                10,440
                        10,105                                9,650                                10,760
3/31/94                 10,027                                9,576                                10,590
                        10,486                               10,014                                11,150
3/31/95                 11,311                               10,802                                12,240
                        12,763                               12,189                                14,470
3/31/96                 14,229                               13,589                                16,160
3/31/97                 15,393                               14,701                                19,365

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
  The above illustration compares a $10,000 investment made in Aging of America Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                  BUSINESS AND INDUSTRIAL RESTRUCTURING FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund realized a total return of 18.09%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. Our investment strategy was consistent throughout the year, as we remained well diversified with continued emphasis on the health care, technology, aerospace, and financial services sectors. The Fund's technology and small-capitalization stocks in general restrained performance. The Fund's health care and financial services holdings began the year sluggishly but improved over the course of the year. The fiscal fourth quarter saw a slowing of momentum for the Fund; while pharmaceuticals remained strong, the financials gave back some of their gains. Regarding investment strategy, we did grow somewhat defensive, increasing our weighting of stable, larger and solidly growing companies. We also began to focus on several subthemes, including cost-cutting/downsizing, consolidation, and outsourcing.

                          [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
    Business and Industrial Restructuring Fund+
-----------------------------------------------------
    Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
                            Since inception
        1 year                 (12/31/92)
-----------------------------------------------------
        18.09%                    24.07%
-----------------------------------------------------
                      Trust Shares
-----------------------------------------------------
 Since inception (9/19/96)
----------------------------------
           10.85%
----------------------------------



                   Business and Ind. Rest.           Business and Ind. Rest.       The Standard & Poors 500
              (reflects maximum sales charge)      (exclusive of sales charge)

12/31/96                  9,550                              10,000                          10,000
 3/31/93                 10,518                              11,014                          10,440
                         11,808                              12,365                          10,760
 3/31/94                 13,296                              13,922                          10,590
                         14,293                              14,967                          11,150
 3/31/95                 14,823                              15,522                          12,240
                         18,031                              18,881                          14,470
 3/31/96                 20,231                              21,184                          16,160
 3/31/97                 23,891                              25,017                          19,365

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
  The above illustration compares a $10,000 investment made in Business and Industrial Restructuring Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
  The graph presents the performance of the Business and Industrial Restructuring Fund's shares which have been in existence since the Fund's inception. The performance of the Business and Industrial Restructuring Fund's Trust shares will be lower based upon the different inception date and fees assessed to that class.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                     COMMUNICATION AND ENTERTAINMENT FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 1997, the Fund realized a total return of 0.34%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. Despite undeniable and compelling long-term prospects, delays in technology and murky competitive environments (a result of deregulation) brought confusion to the communication and entertainment investment theme in 1996. As a result of these near-term concerns, cable, wireless (cellular and paging), and large telecommunications stocks all underperformed the broader market last year. During the first half of the fiscal year, we increased representation in traditional media and larger-capitalization technology concerns. We also broadened our focus away from essentially growth-oriented companies to include several transaction value opportunities and strong free cash flow generators. During the second half, we refocused on several broad subthemes: premium consumer brands; mature franchises selling at a discount; emerging brands; and enablers (technology, infrastructure builders). We also attempted to reduce volatility by paring exposure to the technology group and to the cable and Competitive Local Exchange Carriers (as asset class valued on non-traditional measures of future cash flows which tends to underperform during periods of rising interest rates).

                          [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
        Communication and Entertainment Fund+
-----------------------------------------------------
     Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
  1 year            Since Inception (12/31/92)
-----------------------------------------------------
  0.34%                    12.94%
-----------------------------------------------------

                        Comm. & Entern                   Comm. & Entern                 The Standard & Poors 500**
                (reflects maximum sales charge)++  (exclusive of sales charge)
12/31/92                 9,550                             10,000                               10,000
3/31/93                 10,382                             10,871                               10,440
                        12,557                             13,149                               10,760
3/31/94                 12,466                             13,054                               10,590
                        13,650                             14,293                               11,150
3/31/95                 14,071                             14,734                               12,240
                        17,878                             18,721                               14,470
3/31/96                 15,968                             16,720                               16,160
3/31/97                 16,215                             16,777                               19,365

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Communication and Entertainment Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                             EARLY LIFE CYCLE FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 1997, the Fund realized a total return of (14.33)%* versus 5.11%** for the Russell 2000 Index and 19.83%*** for the Standard & Poor's 500 Composite Stock Price Index. After a strong early start, small-capitalization stocks peaked in early June 1996, and have been lagging their larger-capitalization peers ever since. We took advantage of the unsettled conditions to begin a thorough review of the Fund's investments. We eliminated the more volatile small capitalization stocks and reemphasized a strict discipline regarding valuations and the P/E multiples that we'll pay to own. Most of the companies in the portfolio have an earnings track record and can be classified as emerging good businesses rather than speculative ideas. Nevertheless, in the final fiscal quarter, in addition to the generalized weakness in the small-capitalization sector, the fund encountered an unusual number of negative "surprises." We have as a result become more aggressive in reviewing and restructuring the portfolio, trading out of some of the more smaller-capitalization portfolio holdings and focusing intently on owning the highest-quality companies, truly "good businesses."

                          [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
            Early Life Cycle Fund+
-----------------------------------------------------
    Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
                               Since inception
     1 year                       (12/31/92)
-----------------------------------------------------
    (14.33)%                         9.29%
-----------------------------------------------------
                      Trust Shares
-----------------------------------------------------
 Since inception (9/6/96)
-------------------------------
           (9.77)%


                        Early Life Cycle Fund                       Early Life Cycle Fund       Russell 2000 Index**
                (reflects prior maximum sales charge)++          (exclusive of sales charge)
12/31/92                        9,550                                      10,000                     10,000
 3/31/93                       10,095                                      10,571                     10,440
 9/30/93                       11,951                                      12,514                     11,600
 3/31/94                       11,940                                      12,503                     11,590
 9/30/94                       12,729                                      13,329                     11,900
 3/31/95                       13,750                                      14,398                     12,210
 9/30/95                       16,695                                      17,488                     14,680
 3/31/96                       16,264                                      17,031                     15,770
 3/31/97                       13,933                                      14,590                     16,576

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.
  The above illustration compares a $10,000 investment made in Early Life Cycle Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
  The graph presents the performance of the Early Life Cycle Fund's shares which have been in existence since the Fund's inception. The performance of the Early Life Cycle Fund's Trust shares will be lower based upon the different inception date and fees assessed to that class.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: The Russell Company--The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
*** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
              ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 1997, the Fund realized a total return of 21.22%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock
Price Index. While we have expanded the focus of the environmental theme to include companies that improve resource utilization and/or enhance the efficiency of our built environment, much of the Fund's gains were led by the more traditional environmental stocks, in particular the solid waste sector.
In fact, we remained overweighted in the core environmental area of solid waste. Other big winners, at least through the first three fiscal quarters, came from the water technology area. The Fund is a blend of small, medium and large-capitalization companies; in the fourth fiscal quarter, the Fund's smaller companies hampered performance. As we moved toward year end, though the structure and strategy of the Fund did not change, we reduced the number of positions in the portfolio, selling several of our smaller-capitalization names and concentrating instead on mid and large-capitalization issues.

                           [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
Environmentally-Released Products and Services Fund+
-----------------------------------------------------
    Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
      1 year          Since inception (12/31/92)
-----------------------------------------------------
      21.22%                  7.17%
-----------------------------------------------------


              Environ. Rel. Pr. & Ser.        Environ. Rel. Pr. & Ser.
          (reflects maximum sales charge)   (exclusive of sales charge)         The Standard & Poors 500
12/31/92               9,550                            10,000                           10,000
3/31/93                9,482                             9,929                           10,440
                       8,614                             9,021                           10,760
3/31/94                8,519                             8,920                           10,590
                       8,696                             9,106                           11,150
3/31/95                8,496                             8,897                           12,240
                      10,056                            10,530                           14,470
3/31/96               10,576                            11,075                           16,160
3/31/97               12,820                            13,424                           19,365


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Environmentally-Related Products and Services Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                            GLOBAL COMPETITORS FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund realized a total return of 6.64%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. For the entire fiscal year, we maintained a broadly diversified portfolio--both in terms of market sectors and investment strategies-- problem/opportunity (growth), value, and early life cycle (small capitalization). Specifically, we continued to focus on identifying and owning effective global competitors with above-average growth potential due to strong product demand, effective capital allocation, and the ability to leverage competitive advantages to gain market share. In the first fiscal quarter, the Fund's consumer, financial, and energy stocks showed resilience, while technology holdings proved a drag overall. The Fund picked up sharply in the second fiscal quarter, driven by financials, food companies, and interest-rate sensitive companies in general. Technology (once again) and telecommunications holdings lagged. This pattern remained in place through the balance of the year. Portfolio activity during this period involved a continued overweighting of the financial sector, reducing our weighting in the telecommunications sector, and shifting the Fund's technology component away from smaller, more volatile concerns and toward later, well-established companies within the most attractive technology sectors. We also continued to look favorably upon global cosmetic and household products companies.

                           [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
             Global Competitors Fund+
-----------------------------------------------------
     Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
     1 year             Since inception (12/31/92)
-----------------------------------------------------
     6.64%                      13.18%
-----------------------------------------------------

                Global Competitors              Global Competitors              The Standard & Poors 500
         (reflects maximum sales charge)    (exclusive of sales charge)
12/31/92             9,550                           10,000                             10,000
3/31/93              9,932                           10,400                             10,440
                    10,786                           11,295                             10,760
3/31/94             10,556                           11,054                             10,590
                    10,805                           11,315                             11,150
3/31/95             11,900                           12,461                             12,240
                    13,913                           14,569                             14,470
3/31/96             15,158                           15,874                             16,160
3/31/97             16,166                           16,928                             19,365

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Global Competitors Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                        LONG-TERM SUPPLY OF ENERGY FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund realized a total return of 28.28%* versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. The first three fiscal quarters saw solid gains for the Fund and the energy sector overall. Gains were paced by the Exploration and Production sector, which benefited from higher gas prices and exploratory successes aided by advanced 3-D seismic technology. The oil services sector also remained strong, peaking in April '96 as rig rates neared full capacity. The major integrateds began modestly relative to the sharp rise in oil prices as investors appeared to be looking through the price spike to more normalized levels. As the year progressed, we cut our Exploration and Production sector weighting as well as our alternative energy weighting, raised our ratings in the major integrateds and in oil services. In the final fiscal quarter, propelled by a precipitous decline in commodity prices, the energy sector saw a negative shift in momentum, though the Fund managed to hold onto most of the previous quarter's gains. At this time, we further lowered our Exploration and Production weighting and increased our weighting in the major integrated oils.

                          [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
         Long-Term Supply of Energy Fund+
-----------------------------------------------------
    Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
     1 year                Since inception (12/31/92)
-----------------------------------------------------
     28.28%                         14.89%
-----------------------------------------------------


                    Long-Term Supply Energy fund            Long -Term Supply Energy fund       The Standard & Poors 500
                (reflect prior maximum sales charge)++       (exclusive of sales charge)
12/31/92                       9,550                                   10,000                             10,000
3/31/93                       10,655                                   11,157                             10,440
                              11,916                                   12,478                             10,760
3/31/94                       10,595                                   11,094                             10,590
                              11,046                                   11,567                             11,150
3/31/95                       11,048                                   11,568                             12,240
                              12,009                                   12,575                             14,470
3/31/96                       13,433                                   14,067                             16,160
3/31/97                       17,232                                   18,045                             19,365


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Long-Term Supply of Energy Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                          PRODUCTIVITY ENHANCERS FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund realized a total return of 1.02%*, versus 19.83%** for the Standard & Poor's 500 Composite Stock Price Index. During the first half of the fiscal year, we focused heavily on the technology sector, followed by capital goods and the consumer sector. Weakness in technology, particularly small-capitalization technology stocks, had a negative impact on the Fund. During the second half of the fiscal year, we conducted a thorough review of the Fund's investments, identifying areas where the Fund was either under-represented or without representation. While the main drivers of the Fund remained the same--technology, financials, aerospace, diversified basic materials--we increased diversification and added emphasis on good long-term fundamental business values at the portfolio's center. We also shifted weightings somewhat, adding to positions on the consumer side and in transportation, for instance. During the final quarter, holdings in the areas of basic materials, financial services, and transportation helped the Fund, though again performance was hampered by the further slide in technology stocks.

                          [LINE GRAPH APPEARS HERE]

-----------------------------------------------------
         Productivity Enhancers Fund+
-----------------------------------------------------
     Average Annual Total Return Ended on 3/31/97*
-----------------------------------------------------
       1 year          Since inception (12/31/92)
-----------------------------------------------------
       1.02%                  10.21%
-----------------------------------------------------


                  Productivity Enhancers Fund                  Productivity Enhancers Fund               The Standard & Poors 500
                (reflects maximum sales charge)                 (exclusive of sales charge)
  12/31/92                   9,550                                      10,000                                     10,000
   3/31/93                   9,468                                       9,914                                     10,440
                            10,105                                      10,582                                     10,760
   3/31/94                  10,775                                      11,283                                     10,590
                            10,728                                      11,234                                     11,150
   3/31/95                  11,255                                      11,786                                     12,240
                            13,501                                      14,138                                     14,470
   3/31/96                  14,291                                      14,965                                     16,160
   3/31/97                  14,437                                      15,118                                     19,365

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Productivity Enhancers Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

EXCELSIOR FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1997


                                                         INCOME AND   AGING OF
                                              EQUITY       GROWTH      AMERICA
                                               FUND         FUND        FUND
                                           ------------ ------------ -----------
  ASSETS:
   Investments, at cost--see accompanying
    portfolios...........................  $239,891,128 $100,064,467 $34,173,700
                                           ============ ============ ===========
   Investments, at value (Note 1)........  $306,300,212 $132,131,071 $44,035,152
   Cash..................................            43          412         674
   Dividends receivable..................       437,580       85,702      41,575
   Interest receivable...................        83,283      734,480       4,995
   Receivable for investments sold.......     3,186,837      --        1,128,883
   Receivable for fund shares sold.......     1,075,668       79,125      23,886
   Receivable from investment advisor
    (Note 2).............................       --           --          --
   Withholding tax receivable............       --             2,718     --
   Prepaid expenses......................        11,945        4,900       1,773
   Unamortized organization costs (Note
    5)...................................       --           --            3,171
                                           ------------ ------------ -----------
   TOTAL ASSETS..........................   311,095,568  133,038,408  45,240,109
  LIABILITIES:
   Payable for investments purchased.....     3,211,712      --          --
   Payable for fund shares redeemed......       478,756      126,692     123,920
   Investment advisory fee payable (Note
    2)...................................       199,898       78,059      22,366
   Due to custodian bank.................       --           --          --
   Accrued expenses and other payables...       134,564       66,119      36,269
                                           ------------ ------------ -----------
   TOTAL LIABILITIES.....................     4,024,930      270,870     182,555
                                           ------------ ------------ -----------
  NET ASSETS.............................  $307,070,638 $132,767,538 $45,057,554
                                           ============ ============ ===========
  NET ASSETS consist of:
   Undistributed net investment income ..  $    639,545 $    571,900 $    32,870
   Accumulated net realized gain (loss)
    on investments.......................     7,037,544    4,968,595   1,153,902
   Unrealized appreciation (depreciation)
    of investments and foreign currency
    translations.........................    66,409,084   32,066,192   9,861,452
   Par value (Note 4)....................        11,897        8,705       4,444
   Paid-in capital in excess of par
    value................................   232,972,568   95,152,146  34,004,886
                                           ------------ ------------ -----------
  TOTAL NET ASSETS.......................  $307,070,638 $132,767,538 $45,057,554
                                           ============ ============ ===========
  SHARES:
   Net Assets............................  $306,989,598 $132,767,538 $45,057,554
   Shares of Common Stock Outstanding....    11,893,854    8,705,319   4,444,010
  NET ASSET VALUE PER SHARE..............        $25.81       $15.25      $10.14
                                                 ======       ======      ======
  TRUST SHARES:
   Net Assets............................  $     81,040      --          --
   Shares of Common Stock Outstanding....         3,144      --          --
  NET ASSET VALUE PER SHARE..............        $25.78      --          --
                                                 ======


                       See Notes to Financial Statements

    BUSINESS AND    COMMUNICATION              ENVIRONMENTALLY-              LONG-TERM
     INDUSTRIAL          AND      EARLY LIFE   RELATED PRODUCTS   GLOBAL      SUPPLY    PRODUCTIVITY
    RESTRUCTURING   ENTERTAINMENT    CYCLE       AND SERVICES   COMPETITORS  OF ENERGY   ENHANCERS
        FUND            FUND         FUND            FUND          FUND        FUND         FUND
    -------------   ------------- -----------  ---------------- ----------- ----------- ------------
    $ 99,261,956     $29,209,379  $52,479,549     $8,051,827    $67,679,200 $26,885,433 $16,471,895
    ============     ===========  ===========     ==========    =========== =========== ===========
    $125,283,194     $34,233,721  $52,436,200     $9,407,312    $82,461,922 $33,943,203 $17,128,680
             317             104          444             77        --          --              172
         185,062          49,624        8,120          7,384         49,020      18,827      14,941
           6,478           1,328        1,821          2,824          4,070       5,733       2,302
       1,359,955         881,681    1,092,075         --          1,763,534     --          981,940
         108,767             588       15,142          7,993         10,000      26,743         400
         --              --           --                 666        --          --              450
           4,693         --           --              --                522     --           --
           4,583           1,640        2,539            316          3,538       1,169         782
           3,171           3,171        3,171          3,171          3,171       3,171       3,171
    ------------     -----------  -----------     ----------    ----------- ----------- -----------
     126,956,220      35,171,857   53,559,512      9,429,743     84,295,777  33,998,846  18,132,838
       1,957,749         --           --             523,941        --          444,507      --
         813,664         419,342      216,788         22,968        687,501      96,822      50,703
          61,463          18,600       27,897         --             42,577      15,761      --
         --              --           --              --          1,595,443      27,215      --
          60,275          37,424       48,738         13,990         48,457      21,450      24,888
    ------------     -----------  -----------     ----------    ----------- ----------- -----------
       2,893,151         475,366      293,423        560,899      2,373,978     605,755      75,591
    ------------     -----------  -----------     ----------    ----------- ----------- -----------
    $124,063,069     $34,696,491  $53,266,089     $8,868,844    $81,921,799 $33,393,091 $18,057,247
    ============     ===========  ===========     ==========    =========== =========== ===========
    $    145,348     $     --     $     --        $    1,263    $    65,558 $    49,837 $     --
       1,881,036         754,828   (2,895,898)       194,299      1,657,958     509,900     606,446
      26,020,674       5,024,342      (43,349)     1,355,485     14,782,645   7,057,770     656,785
           7,787           3,363        6,031            949          7,195       3,002       2,210
      96,008,224      28,913,958   56,199,305      7,316,848     65,408,443  25,772,582  16,791,806
    ------------     -----------  -----------     ----------    ----------- ----------- -----------
    $124,063,069     $34,696,491  $53,266,089     $8,868,844    $81,921,799 $33,393,091 $18,057,247
    ============     ===========  ===========     ==========    =========== =========== ===========
    $124,011,153     $34,696,491  $53,258,036     $8,868,844    $81,921,799 $33,393,091 $18,057,247
       7,783,856       3,363,248    6,030,747        949,105      7,194,476   3,002,398   2,209,782
          $15.93          $10.32        $8.83          $9.34         $11.39      $11.12       $8.17
          ======          ======        =====          =====         ======      ======       =====
    $     51,916         --       $     8,053         --            --          --           --
           3,264         --               914         --            --          --           --
          $15.91         --             $8.81         --            --          --           --
          ======                        =====


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1997


                                                        INCOME AND    AGING OF
                                             EQUITY       GROWTH      AMERICA
                                              FUND+        FUND         FUND
                                           -----------  -----------  ----------
  INVESTMENT INCOME:
   Interest income.......................  $   833,687  $ 2,468,384  $   96,641
   Dividend income.......................    3,956,821    1,719,063     669,224
   Less: Foreign taxes withheld..........      --            (2,348)     --
                                           -----------  -----------  ----------
   TOTAL INCOME..........................    4,790,508    4,185,099     765,865
  EXPENSES:
   Investment advisory fees (Note 2).....    2,087,344      982,751     282,456
   Administration fees (Note 2)..........      427,849      201,381      72,380
   Administrative service fees (Note 2)..      132,737      106,888      21,988
   Shareholder servicing agent fees......      115,810       69,461      33,810
   Custodian fees........................       90,204       46,731      17,945
   Registration and filing fees..........       16,929       11,745      18,843
   Legal and audit fees..................       33,574       15,832       8,473
   Directors' fees and expenses (Note
   2)....................................       10,880        5,569       2,256
   Shareholder reports...................       30,601        6,192       6,100
   Amortization of organization costs
   (Note 5)..............................      --           --            4,176
   Distribution fees--Trust Shares (Note
   2)....................................           88      --           --
   Miscellaneous expenses................        9,152        5,988       2,610
                                           -----------  -----------  ----------
   TOTAL EXPENSES........................    2,955,168    1,452,538     471,037
   Fees waived by investment adviser and
   administrators (Note 2)...............     (132,737)    (106,888)    (21,988)
                                           -----------  -----------  ----------
   NET EXPENSES..........................    2,822,431    1,345,650     449,049
                                           -----------  -----------  ----------
  NET INVESTMENT INCOME (LOSS)...........    1,968,077    2,839,449     316,816
                                           -----------  -----------  ----------
  REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 1):
   Net realized gain (loss):
   Security transactions.................   13,470,108    8,780,963   3,293,736
   Foreign currency translations.........      --            (7,539)     --
                                           -----------  -----------  ----------
   Total net realized gain (loss)........   13,470,108    8,773,424   3,293,736
   Change in unrealized
    appreciation/depreciation on
    investments and foreign currency
    translations during the year.........   11,035,720    3,899,616     132,436
                                           -----------  -----------  ----------
   NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS.................   24,505,828   12,673,040   3,426,172
                                           -----------  -----------  ----------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS.............  $26,473,905  $15,512,489  $3,742,988
                                           ===========  ===========  ==========


+ The Excelsior Fund began offering Trust Shares on November 12, 1996,
  September 19, 1996, and September 6, 1996 for Equity Fund, Business and Industrial Restructuring Fund, and Early Life Cycle Fund, respectively.

                       See Notes to Financial Statements

  BUSINESS AND    COMMUNICATION               ENVIRONMENTALLY-              LONG-TERM
   INDUSTRIAL          AND       EARLY LIFE   RELATED PRODUCTS   GLOBAL       SUPPLY    PRODUCTIVITY
  RESTRUCTURING   ENTERTAINMENT    CYCLE        AND SERVICES   COMPETITORS  OF ENERGY    ENHANCERS
      FUND+           FUND         FUND+            FUND          FUND         FUND         FUND
  -------------   ------------- ------------  ---------------- -----------  ----------  ------------
   $    73,760     $   182,191  $    171,656     $   28,872    $  166,985   $  120,506   $   38,781
     1,720,957         282,639       358,990         49,058     1,045,610      404,006      172,753
        (5,067)        --            --              --            (3,359)      --           --
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
     1,789,650         464,830       530,646         77,930     1,209,236      524,512      211,534
       594,255         290,211       469,912         40,858       503,823      177,440      153,391
       152,356          74,287       120,450         12,257       129,087       45,473       39,265
        41,617          24,461        61,972          3,484        36,378       12,270       13,268
        55,874          50,982        57,471          9,005        38,222       14,040       16,308
        40,422          19,367        30,238          6,347        27,397       15,522       26,558
        18,290          18,831        18,494         12,617        17,763        9,787       12,813
        15,579           8,165        13,156            975        13,493        4,339        4,153
         4,022           2,435         3,974            275         3,751        1,212        1,336
        10,816           6,519        11,390            581        10,433        2,091        2,655
         4,176           4,176         4,176          4,176         4,176        4,176        4,176
            89         --                 10         --            --           --           --
         3,555           3,062         4,413            711         3,686        2,519        2,297
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
       941,051         502,496       795,656         91,286       788,209      288,869      276,220
       (41,617)        (24,461)      (61,972)       (23,451)      (36,378)     (12,270)     (24,184)
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
       899,434         478,035       733,684         67,835       751,831      276,599      252,036
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
       890,216         (13,205)     (203,038)        10,095       457,405      247,913      (40,502)
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
     3,591,561         754,828    (1,252,061)       678,387     2,417,099    3,066,094    1,237,947
        (2,769)        --            --              --              (521)      --              237
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
     3,588,792         754,828    (1,252,061)       678,387     2,416,578    3,066,094    1,238,184
    10,912,205         237,949   (10,176,904)       345,106     2,778,098    3,501,247     (273,291)
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
    14,500,997         992,777   (11,428,965)     1,023,493     5,194,676    6,567,341      964,893
  -----------      -----------  ------------     ----------    ----------   ----------   ----------
   $15,391,213     $   979,572  $(11,632,003)    $1,033,588    $5,652,081   $6,815,254   $  924,391
  ===========      ===========  ============     ==========    ==========   ==========   ==========


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                        INCOME AND    AGING OF
                                            EQUITY        GROWTH       AMERICA
                                            FUND+          FUND         FUND
                                         ------------  ------------  -----------
  YEAR ENDED MARCH 31, 1997
  Net investment income (loss).........  $  1,968,077  $  2,839,449  $   316,816
  Net realized gain (loss) on
   investments.........................    13,470,108     8,773,424    3,293,736
  Change in unrealized
   appreciation/depreciation on
   investments and foreign currency
   translations during the year........    11,035,720     3,899,616      132,436
                                         ------------  ------------  -----------
  Net increase (decrease) in net assets
   resulting from operations...........    26,473,905    15,512,489    3,742,988
  Distributions to shareholders:
   From net investment income:
   Shares..............................    (1,439,009)   (3,036,535)    (314,773)
   Trust Shares........................          (103)      --           --
   From net realized gain on
    investments:
   Shares..............................   (11,114,096)   (5,519,778)  (1,835,114)
   Trust Shares........................           (27)      --           --
   In excess of net realized gain on
    investments:
   Shares..............................       --            --           --
                                         ------------  ------------  -----------
    Total distributions................   (12,553,235)   (8,556,313)  (2,149,887)
                                         ------------  ------------  -----------
  Increase (decrease) in net assets
   from fund share transactions (Note
   4)
   Shares..............................   104,492,129    (1,683,305)  (1,327,320)
   Trust Shares........................        84,035       --           --
                                         ------------  ------------  -----------
    Total from fund share
     transactions......................   104,576,164    (1,683,305)  (1,327,320)
                                         ------------  ------------  -----------
  Net increase (decrease) in net
   assets..............................   118,496,834     5,272,871      265,781
  NET ASSETS:
   Beginning of year...................   188,573,804   127,494,667   44,791,773
                                         ------------  ------------  -----------
   End of year(1)......................  $307,070,638  $132,767,538  $45,057,554
                                         ============  ============  ===========
 --------
   (1) Including undistributed net
    investment income..................  $    639,545  $    571,900  $    32,870
                                         ============  ============  ===========
  YEAR ENDED MARCH 31, 1996
  Net investment income (loss).........  $    892,355  $  3,359,989  $   179,442
  Net realized gain on investments.....    12,290,132     3,102,820      229,173
  Change in unrealized
   appreciation/depreciation on
   investments and foreign currency
   translations during the year........    24,331,637    19,139,107    7,454,373
                                         ------------  ------------  -----------
  Net increase in net assets resulting
   from operations.....................    37,514,124    25,601,916    7,862,988
  Distributions to shareholders:
   From net investment income:               (775,213)   (2,643,489)    (162,762)
   In excess of net investment income..       --            --           --
   From net realized gain on
    investments........................   (14,900,357)     (495,121)     --
   In excess of net realized gain on
    investments........................       --            --           --
  Increase (decrease) in net assets
   from fund share transactions (Note
   4)..................................    29,318,351     5,106,774   14,917,963
                                         ------------  ------------  -----------
  Net increase (decrease) in net
   assets..............................    51,156,905    27,570,080   22,618,189
  NET ASSETS:
   Beginning of year...................   137,416,899    99,924,587   22,173,584
                                         ------------  ------------  -----------
   End of year(2)......................  $188,573,804  $127,494,667  $44,791,773
                                         ============  ============  ===========
 --------
   (2) Including
     undistributed/(distributions in
     excess of) net investment income..  $    110,580  $    992,864  $    48,027
                                         ============  ============  ===========

+ The Excelsior Fund began offering Trust Shares on November 12, 1996,
  September 19, 1996 and September 6, 1996 for Equity Fund, Business and Industrial Restructuring Fund, and Early Life Cycle Fund, respectively.

                       See Notes to Financial Statements

  BUSINESS AND    COMMUNICATION                ENVIRONMENTALLY-               LONG-TERM
   INDUSTRIAL          AND        EARLY LIFE   RELATED PRODUCTS   GLOBAL       SUPPLY     PRODUCTIVITY
  RESTRUCTURING   ENTERTAINMENT     CYCLE        AND SERVICES   COMPETITORS   OF ENERGY    ENHANCERS
      FUND+           FUND          FUND+            FUND          FUND         FUND          FUND
  -------------   -------------  ------------  ---------------- -----------  -----------  ------------
  $    890,216    $    (13,205)  $   (203,038)   $    10,095    $   457,405  $   247,913  $    (40,502)
     3,588,792         754,828     (1,252,061)       678,387      2,416,578    3,066,094     1,238,184
    10,912,205         237,949    (10,176,904)       345,106      2,778,098    3,501,247      (273,291)
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    15,391,213         979,572    (11,632,003)     1,033,588      5,652,081    6,815,254       924,391
      (770,732)        --             --              (8,832)      (512,801)    (236,119)      --
          (133)        --             --              --            --           --            --
    (2,941,935)       (243,366)      (760,083)        --           (672,479)  (2,816,614)   (2,588,996)
          (702)        --                 (98)        --            --           --            --
       --              --          (2,895,800)        --            --           --            --
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    (3,713,502)       (243,366)    (3,655,981)        (8,832)    (1,185,280)  (3,052,733)   (2,588,996)
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    38,284,744     (12,989,055)    (9,515,807)     3,897,322      6,150,507    6,336,079    (9,347,427)
        48,311         --               9,034         --            --           --            --
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    38,333,055     (12,989,055)    (9,506,773)     3,897,322      6,150,507    6,336,079    (9,347,427)
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    50,010,766     (12,252,849)   (24,794,757)     4,922,078     10,617,308   10,098,600   (11,012,032)
    74,052,303      46,949,340     78,060,846      3,946,766     71,304,491   23,294,491    29,069,279
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
  $124,063,069    $ 34,696,491   $ 53,266,089    $ 8,868,844    $81,921,799  $33,393,091  $ 18,057,247
  ============    ============   ============    ===========    ===========  ===========  ============
  $    145,348    $     --       $    --         $     1,263    $    65,558  $    49,837  $    --
  ============    ============   ============    ===========    ===========  ===========  ============
  $    430,247    $    112,007   $   (110,895)   $    (7,710)   $   327,789  $   183,715  $     53,347
     2,629,951       2,474,867      3,934,385         31,865        721,363      521,934     5,861,616
    11,536,487       1,240,983      6,178,733        923,672      9,216,453    3,435,626      (172,413)
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    14,596,685       3,827,857     10,002,223        947,827     10,265,605    4,141,275     5,742,550
      (345,537)       (105,302)       --              --           (257,433)    (168,020)      (53,347)
       --              --             --              --            --           --            (50,322)
      (987,000)     (2,340,896)    (4,027,696)        --            (85,339)     --         (4,101,238)
       --              --             --              --            (86,658)     --            --
    30,605,398      15,653,291     24,303,965     (1,360,084)    35,973,688    3,508,362     9,266,366
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
    43,869,546      17,034,950     30,278,492       (412,257)    45,809,863    7,481,617    10,804,009
    30,182,757      29,914,390     47,782,354      4,359,023     25,494,628   15,812,874    18,265,270
  ------------    ------------   ------------    -----------    -----------  -----------  ------------
  $ 74,052,303    $ 46,949,340   $ 78,060,846    $ 3,946,766    $71,304,491  $23,294,491  $ 29,069,279
  ============    ============   ============    ===========    ===========  ===========  ============
  $    137,328    $       (158)  $    --         $    --        $   121,474  $    38,043  $    --
  ============    ============   ============    ===========    ===========  ===========  ============

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

   For a Fund share outstanding throughout each period.

                                                 NET REALIZED                         DIVIDENDS   DISTRIBUTIONS
                           NET ASSET    NET     AND UNREALIZED            DIVIDENDS  IN EXCESS OF    FROM NET
                            VALUE,   INVESTMENT  GAIN (LOSS)   TOTAL FROM  FROM NET      NET      REALIZED GAIN
                           BEGINNING   INCOME   ON INVESTMENTS INVESTMENT INVESTMENT  INVESTMENT  ON INVESTMENTS
                           OF PERIOD   (LOSS)    AND OPTIONS   OPERATIONS   INCOME      INCOME     AND OPTIONS
                           --------- ---------- -------------- ---------- ---------- ------------ --------------
  EQUITY FUND -- (4/25/85*)
  Shares:
  Year Ended March 31,
  1993...................   $16.28     $0.08        $3.01        $3.09      $(0.09)      --           $(0.51)
  1994...................    18.77      0.05         1.16         1.21       (0.08)      --            (0.39)
  1995...................    19.17      0.07         2.67         2.74       (0.04)      --            (0.47)
  1996...................    21.40      0.12         5.21         5.33       (0.11)      --            (2.19)
  1997...................    24.43      0.18         2.50         2.68       (0.14)      --            (1.16)
  Trust Shares --
    (11/12/96*)
  Period Ended March 31,
   1997..................    26.30      0.04         0.03         0.07       (0.03)      --            (0.56)
  INCOME AND GROWTH FUND -- (1/6/87*)
  Year Ended March 31,
  1993...................   $ 9.10     $0.27        $2.43        $2.70      $(0.35)      --           $ 0.00
  1994...................    11.45      0.31         0.46         0.77       (0.27)      --            (0.01)
  1995...................    11.94      0.38         0.26         0.64       (0.35)      --            (0.41)
  1996...................    11.82      0.39         2.61         3.00       (0.31)      --            (0.06)
  1997...................    14.45      0.33         1.45         1.78       (0.35)      --            (0.63)
  AGING OF AMERICA FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $0.01        $0.00        $0.01      $ 0.00       --           $ 0.00
  Year Ended March 31,
  1994...................     7.01      0.03        (0.02)        0.01       (0.03)      --             0.00
  1995...................     6.99      0.04         0.85         0.89       (0.04)      --             0.00
  1996...................     7.84      0.05         1.97         2.02       (0.05)      --             0.00
  1997...................     9.81      0.07         0.72         0.79       (0.07)      --            (0.39)
  BUSINESS AND INDUSTRIAL RESTRUCTURING FUND -- (12/31/92*)
  Shares:
  Period Ended March 31,
   1993..................   $ 7.00     $0.02        $0.69        $0.71      $ 0.00       --           $ 0.00
  Year Ended March 31,
  1994...................     7.71      0.06         1.96         2.02       (0.07)      --            (0.02)
  1995...................     9.64      0.07         1.02         1.09       (0.06)      --            (0.12)
  1996...................    10.55      0.10         3.71         3.81       (0.09)      --            (0.24)
  1997...................    14.03      0.13         2.36         2.49       (0.12)      --            (0.47)
  Trust Shares --
    (9/19/96*)
  Period Ended March
   31,1997...............    14.61      0.05         1.53         1.58       (0.05)      --            (0.23)
  COMMUNICATION AND ENTERTAINMENT FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $0.01        $0.60        $0.61      $ 0.00       --           $ 0.00
  Year Ended March 31,
  1994...................     7.61      0.02         1.52         1.54       (0.03)      --            (0.37)
  1995...................     8.75      0.04         1.06         1.10       (0.04)      --            (0.17)
  1996...................     9.64      0.03         1.30         1.33       (0.03)      --            (0.62)
  1997...................    10.32      0.00         0.05         0.05        0.00       --            (0.05)

  * Commencement of operations
 ** Not Annualized
*** Annualized
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Total return data for periods prior to March 31, 1997 does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
  # For fiscal years beginning on or after September 1, 1995, the Funds are required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

                       See Notes to Financial Statements

DISTRIBUTIONS                                                    RATIO        RATIO         RATIO
IN EXCESS OF                                                     OF NET      OF GROSS      OF NET
NET REALIZED                                       NET ASSETS, OPERATING    OPERATING    INVESTMENT
   GAIN ON                   NET ASSET                 END      EXPENSES     EXPENSES   INCOME (LOSS) PORTFOLIO    FEE
 INVESTMENTS       TOTAL     VALUE, END  TOTAL      OF PERIOD  TO AVERAGE   TO AVERAGE   TO AVERAGE   TURNOVER   WAIVERS
 AND OPTIONS   DISTRIBUTIONS OF PERIOD  RETURN++      (000)    NET ASSETS  NET ASSETS +  NET ASSETS     RATE     (NOTE 2)
-------------  ------------- ---------- --------   ----------- ----------  ------------ ------------- ---------  --------
      --          $(0.60)      $18.77    19.26%     $106,144      1.08%        1.08%         0.51%        24%     $0.00
   $(0.34)         (0.81)       19.17     6.54%      122,262      1.14%        1.14%         0.25%        17%      0.00
      --           (0.51)       21.40    14.65%      137,417      1.05%        1.08%         0.36%        23%      0.00
      --           (2.30)       24.43    26.45%      188,574      1.05%        1.12%         0.55%        27%      0.02
      --           (1.30)       25.81    11.09%      306,990      1.01%        1.06%         0.71%        39%      0.01
      --           (0.59)       25.78     0.23%**         81      1.36%***     1.41%***      0.45%***     39%      0.00
      --          $(0.35)      $11.45    30.45%     $ 51,303      1.15%        1.15%         2.76%        28%     $0.00
      --           (0.28)       11.94     6.69%       96,682      1.17%        1.17%         2.77%        28%      0.00
      --           (0.76)       11.82     5.74%       99,925      1.06%        1.09%         3.31%        36%      0.00
      --           (0.37)       14.45    25.83%      127,495      1.05%        1.11%         2.95%        22%      0.01
      --           (0.98)       15.25    12.61%      132,768      1.03%        1.11%         2.17%        25%      0.01
      --          $ 0.00       $ 7.01     0.14%**   $  2,389      0.99%***     3.87%***      0.77%***     14%***  $0.03
      --           (0.03)        6.99     0.13%       10,583      0.99%        1.82%         0.59%        24%      0.04
      --           (0.04)        7.84    12.80%       22,174      0.99%        1.26%         0.63%        14%      0.02
      --           (0.05)        9.81    25.80%       44,792      0.93%        0.97%         0.54%        34%      0.00
      --           (0.46)       10.14     8.18%       45,058      0.95%        1.00%         0.67%        86%      0.00
      --          $ 0.00       $ 7.71    10.14%**   $  1,935      0.99%***     5.85%***      2.48%***      9%***  $0.04
      --           (0.09)        9.64    26.40%       14,440      0.99%        1.73%         0.77%        75%      0.06
      --           (0.18)       10.55    11.49%       30,183      0.98%        1.08%         0.83%        82%      0.01
      --           (0.33)       14.03    36.48%       74,052      0.91%        0.95%         0.88%        56%      0.00
      --           (0.59)       15.93    18.09%      124,011      0.91%        0.95%         0.90%        62%      0.01
      --           (0.28)       15.91    10.85%**         52      1.26%***     1.30%***      0.54%***     62%      0.00
      --          $ 0.00       $ 7.61     8.71%**   $  5,785      0.99%***     2.20%***      1.06%***     25%***  $0.01
      --           (0.40)        8.75    20.07%       21,024      0.98%        1.16%         0.29%        60%      0.01
      --           (0.21)        9.64    12.87%       29,914      0.98%        1.06%         0.46%        56%      0.01
      --           (0.65)       10.32    13.48%       46,949      0.92%        0.97%         0.28%        65%      0.00
      --           (0.05)       10.32     0.34%       34,696      0.99%        1.04%        (0.03)%       65%      0.01
DISTRIBUTIONS
IN EXCESS OF
NET REALIZED
   GAIN ON      AVERAGE
 INVESTMENTS   COMMISSION
 AND OPTIONS     RATE#
-------------  ----------
      --            N/A
   $(0.34)          N/A
      --            N/A
      --            N/A
      --        $0.0663
      --        $0.0663
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0777
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0831
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0755
      --        $0.0755
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0677

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

   For a Fund share outstanding throughout each period.

                                                 NET REALIZED                         DIVIDENDS   DISTRIBUTIONS
                           NET ASSET    NET     AND UNREALIZED            DIVIDENDS  IN EXCESS OF    FROM NET
                            VALUE,   INVESTMENT  GAIN (LOSS)   TOTAL FROM  FROM NET      NET      REALIZED GAIN
                           BEGINNING   INCOME   ON INVESTMENTS INVESTMENT INVESTMENT  INVESTMENT  ON INVESTMENTS
                           OF PERIOD   (LOSS)    AND OPTIONS   OPERATIONS   INCOME      INCOME     AND OPTIONS
                           --------- ---------- -------------- ---------- ---------- ------------ --------------
  EARLY LIFE CYCLE FUND -- (12/31/92*)
  Shares:
  Period Ended March 31,
   1993..................   $ 7.00     $ 0.00       $ 0.40       $ 0.40     $ 0.00         --         $ 0.00
  Year Ended March 31,
  1994...................     7.40      (0.01)        1.36         1.35       0.00         --          (0.09)
  1995...................     8.66      (0.02)        1.31         1.29       0.00         --          (0.18)
  1996...................     9.77      (0.02)        1.72         1.70       0.00         --          (0.69)
  1997...................    10.78      (0.03)       (1.43)       (1.46)      0.00         --          (0.10)
  Trust Shares --
    (9/6/96*)
  Period Ended March 31,
   1997..................     9.98      (0.03)       (0.92)       (0.95)      0.00         --          (0.22)
  ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $ 0.00       $(0.05)      $(0.05)    $ 0.00         --         $ 0.00
  Year Ended March 31,
  1994...................     6.95       0.00        (0.71)       (0.71)      0.00         --           0.00
  1995...................     6.24      (0.01)       (0.01)       (0.02)      0.00      $(0.01)         0.00
  1996...................     6.21      (0.02)        1.54         1.52       0.00         --           0.00
  1997...................     7.73       0.01         1.61         1.62      (0.01)        --           0.00
  GLOBAL COMPETITORS FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $ 0.01       $ 0.27       $ 0.28     $ 0.00         --         $ 0.00
  Year Ended March 31,
  1994...................     7.28       0.05         0.41         0.46      (0.05)        --           0.00
  1995...................     7.69       0.07         0.90         0.97      (0.07)        --           0.00
  1996...................     8.59       0.07         2.27         2.34      (0.06)        --          (0.02)
  1997...................    10.83       0.06         0.66         0.72      (0.07)        --          (0.09)
  LONG-TERM SUPPLY OF ENERGY FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $ 0.01       $ 0.80       $ 0.81     $ 0.00         --         $ 0.00
  Year Ended March 31,
  1994...................     7.81       0.08        (0.12)       (0.04)     (0.07)        --           0.00
  1995...................     7.70       0.09         0.24         0.33      (0.10)        --          (0.01)
  1996...................     7.92       0.07         1.63         1.70      (0.07)        --           0.00
  1997...................     9.55       0.09         2.60         2.69      (0.09)        --          (1.03)
  PRODUCTIVITY ENHANCERS FUND -- (12/31/92*)
  Period Ended March 31,
   1993..................   $ 7.00     $ 0.01       $(0.07)      $(0.06)    $ 0.00         --         $ 0.00
  Year Ended March 31,
  1994...................     6.94       0.00         0.96         0.96       0.00      $(0.02)         0.00
  1995...................     7.88      (0.01)        0.35         0.34       0.00         --          (0.10)
  1996...................     8.12       0.02         2.12         2.14      (0.02)      (0.01)        (1.40)
  1997...................     8.83      (0.02)        0.16         0.14       0.00         --          (0.80)

  * Commencement of operations
 ** Not Annualized
*** Annualized
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Total return data for periods prior to March 31, 1997 does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
  # For fiscal years beginning on or after September 1, 1995, the Funds are required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

                       See Notes to Financial Statements

DISTRIBUTIONS                                                     RATIO        RATIO         RATIO
IN EXCESS OF                                                      OF NET      OF GROSS      OF NET
NET REALIZED                                        NET ASSETS, OPERATING    OPERATING    INVESTMENT
   GAIN ON                   NET ASSET                  END      EXPENSES     EXPENSES   INCOME (LOSS)  PORTFOLIO    FEE
 INVESTMENTS       TOTAL     VALUE, END  TOTAL       OF PERIOD  TO AVERAGE   TO AVERAGE   TO AVERAGE    TURNOVER   WAIVERS
 AND OPTIONS   DISTRIBUTIONS OF PERIOD  RETURN++       (000)    NET ASSETS  NET ASSETS +  NET ASSETS      RATE     (NOTE 2)
-------------  ------------- ---------- --------    ----------- ----------  ------------ -------------  ---------  --------
      --          $ 0.00       $ 7.40      5.71%**    $ 5,512      0.99%***     2.70%***      0.12%***       4%***  $0.01
      --           (0.09)        8.66     18.27%       24,951      0.95%        1.15%        (0.25)%        20%      0.01
      --           (0.18)        9.77     15.16%       47,782      0.96%        1.04%        (0.23)%        42%      0.01
      --           (0.69)       10.78     18.29%       78,061      0.90%        0.98%        (0.17)%        38%      0.01
   $(0.39)         (0.49)        8.83    (14.33)%      53,258      0.94%        1.02%        (0.26)%        55%      0.01
      --           (0.22)        8.81     (9.77)%**         8      1.29%***     1.40%***     (0.87)%***     55%      0.00
      --          $ 0.00       $ 6.95     (0.71)%**   $ 2,452      0.99%***     2.83%***      0.32%***       0%***  $0.02
      --            0.00         6.24    (10.15)%       4,533      0.99%        2.20%        (0.07)%        28%      0.05
      --           (0.01)        6.21     (0.27)%       4,359      0.99%        2.42%        (0.10)%        61%      0.09
      --            0.00         7.73     24.48%        3,947      0.99%        2.46%        (0.18)%        64%      0.12
      --           (0.01)        9.34     21.22%        8,869      0.99%        1.33%         0.15%         73%      0.03
      --          $ 0.00       $ 7.28      4.00%**    $ 2,037      0.99%***     3.97%***      0.82%***       0%***  $0.03
      --           (0.05)        7.69      6.29%       10,059      0.99%        1.72%         0.81%         19%      0.05
      --           (0.07)        8.59     12.73%       25,495      0.97%        1.18%         1.04%         29%      0.01
   $(0.02)         (0.10)       10.83     27.39%       71,304      0.89%        0.93%         0.73%         17%      0.00
      --           (0.16)       11.39      6.64%       81,922      0.89%        0.94%         0.54%         25%      0.00
      --          $ 0.00       $ 7.81     11.57%**    $ 1,457      0.99%***     7.03%***      1.69%***       0%***  $0.05
      --           (0.07)        7.70     (0.57)%       6,830      0.99%        2.03%         1.21%          6%      0.07
      --           (0.11)        7.92      4.28%       15,813      0.98%        1.35%         1.18%         31%      0.03
      --           (0.07)        9.55     21.60%       23,294      0.96%        1.09%         0.88%         43%      0.01
      --           (1.12)       11.12     28.28%       33,393      0.93%        0.98%         0.84%         87%      0.00
      --          $ 0.00       $ 6.94     (0.86)%**   $ 3,369      0.99%***     4.23%***      1.29%***     183%***  $0.03
      --           (0.02)        7.88     13.81%       15,702      0.99%        1.49%         0.01%        198%      0.10
      --           (0.10)        8.12      4.45%       18,265      0.99%        1.21%        (0.10)%       276%      0.02
      --           (1.43)        8.83     26.97%       29,069      0.98%        1.06%         0.20%        472%      0.01
      --           (0.80)        8.17      1.02%       18,057      0.98%        1.08%        (0.16)%       300%      0.01
DISTRIBUTIONS
IN EXCESS OF
NET REALIZED
   GAIN ON      AVERAGE
 INVESTMENTS   COMMISSION
 AND OPTIONS     RATE#
-------------  ----------
      --            N/A
      --            N/A
      --            N/A
      --            N/A
   $(0.39)      $0.0433
      --        $0.0433
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0711
      --            N/A
      --            N/A
      --            N/A
   $(0.02)          N/A
      --        $0.0873
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0809
      --            N/A
      --            N/A
      --            N/A
      --            N/A
      --        $0.0797


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
EQUITY FUND




                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                           ------------
 COMMON STOCKS -- 96.92%
          FINANCIAL -- 23.67%
  131,200 Associates First Capital Corp. ........................   $  5,641,600
  185,000 Fleet Financial Group, Inc. ...........................     10,591,250
   29,240 General Re Corp. ......................................      4,619,920
   90,500 MBIA, Inc. ............................................      8,676,688
  136,038 Mellon Bank Corp. .....................................      9,896,764
  122,360 Morgan Stanley Group, Inc. ............................      7,188,650
  120,000 State Street Boston Corp. .............................      8,325,000
  350,000 United Asset Management Corp. .........................      8,968,750
  120,000 UNUM Corp. ............................................      8,760,000
                                                                    ------------
                                                                      72,668,622
                                                                    ------------
          CONSUMER CYCLICAL -- 17.77%
  178,200 Centex Corp. ..........................................      6,281,550
  105,000 Dayton Hudson Corp. ...................................      4,383,750
  200,000 Ford Motor Co. ........................................      6,275,000
  370,000 Heilig-Meyers Co. .....................................      5,873,750
   90,000 Houghton Mifflin Co. ..................................      4,860,000
   60,000 Luxottica Group S.p.A. ADR.............................      3,187,500
  152,834 McDonald's Corp. ......................................      7,221,406
  175,000 +O'Reilly Automotive, Inc. ............................      6,431,250
   70,000 Reuters Holdings plc ADR...............................      4,068,750
  215,000 Wal-Mart Stores, Inc. .................................      5,993,125
                                                                    ------------
                                                                      54,576,081
                                                                    ------------
          TECHNOLOGY -- 14.46%
   74,570 +Cisco Systems, Inc. ..................................      3,588,681
  111,480 Hewlett-Packard Co. ...................................      5,936,310
   48,000 Intel Corp. ...........................................      6,672,000
   56,920 Lucent Technologies, Inc. .............................      3,002,530
   86,020 +Microsoft Corp. ......................................      7,881,582
  200,000 Tektronix, Inc. .......................................     10,100,000
  131,220 Tyco International Ltd. ...............................      7,217,100
                                                                    ------------
                                                                      44,398,203
                                                                    ------------
          CONSUMER STAPLES -- 14.40%
  210,000 Abbott Laboratories....................................     11,786,250
  298,600 +Alliance Pharmaceutical Corp. ........................      3,583,200
   54,100 +Cerner Corp. .........................................        696,538
  136,610 +Forest Laboratories, Inc. ............................      5,139,951
  130,000 +Genzyme Corp. ........................................      2,892,500
  220,000 Johnson & Johnson......................................     11,632,500
  100,900 Pfizer, Inc. ..........................................      8,488,213
                                                                    ------------
                                                                      44,219,152
                                                                    ------------
          CAPITAL GOODS -- 10.14%
  120,000 General Electric Co. ..................................     11,910,000
  101,533 Illinois Tool Works, Inc. .............................      8,287,631
  135,961 +Thermo Electron Corp. ................................      4,197,796
  220,000 WMX Technologies, Inc. ................................      6,737,500
                                                                    ------------
                                                                      31,132,927
                                                                    ------------
          ENERGY -- 10.05%
  110,103 Louisiana Land &
          Exploration Co. .......................................   $  5,216,130
   92,000 Mobil Corp. ...........................................     12,017,500
   95,500 +United Meridian Corp. ................................      2,876,938
  281,680 Unocal Corp. ..........................................     10,739,050
                                                                    ------------
                                                                      30,849,618
                                                                    ------------
          UTILITIES -- 5.00%
  113,924 AT&T Corp. ............................................      3,958,859
  300,000 Enron Corp. ...........................................     11,400,000
                                                                    ------------
                                                                      15,358,859
                                                                    ------------
          RAW/INTERMEDIATE
          MATERIALS -- 1.43%
  190,000 Pall Corp. ............................................      4,393,750
                                                                    ------------
          TOTAL COMMON STOCKS
          (Cost $231,188,128)....................................    297,597,212
                                                                    ------------
 PRINCIPAL
   AMOUNT
 ---------
 DEMAND NOTES -- 2.83%
 $3,091,000 Associates Corp. of North
            America Master Notes.................................      3,091,000
  5,612,000 General Electric Co.
            Promissory Notes.....................................      5,612,000
                                                                    ------------
            TOTAL DEMAND NOTES
            (Cost $8,703,000)....................................      8,703,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $239,891,128*)....................................... 99.75%  $306,300,212
OTHER ASSETS AND
LIABILITIES (NET)..........................................   0.25       770,426
                                                            ------  ------------
NET ASSETS................................................. 100.00% $307,070,638
                                                            ======  ============

--------
* For Federal tax purposes, the tax basis on investments aggregates
  $239,893,069.
+ Non-income producing security.
  ADR -- American Depositary Receipt.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
INCOME AND GROWTH FUND




                                                                       VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                         ------------

 COMMON STOCKS -- 70.30%
            CONSUMER CYCLICAL -- 17.58%
      3,495 Bayerische Motoren Werke AG..........................   $  2,858,707
     40,000 Electronic Data Systems Corp.........................      1,615,000
     80,000 Heilig-Meyers Co.....................................      1,270,000
     50,000 Herman Miller, Inc...................................      3,412,500
     45,000 Luxottica Group S.p.A. ADR...........................      2,390,625
     75,000 McDonald's Corp......................................      3,543,750
    120,000 ServiceMaster Ltd. Partnership.......................      3,270,000
    115,000 Smart & Final, Inc...................................      2,256,875
     90,000 Wiley (John) & Sons, Inc., Class A...................      2,722,500
                                                                    ------------
                                                                      23,339,957
                                                                    ------------
            CONSUMER STAPLES -- 10.11%
     43,000 Gillette Co..........................................      3,122,875
     60,000 Johnson & Johnson....................................      3,172,500
     32,000 Kellogg Co...........................................      2,152,000
     65,000 Novo-Nordisk A.S., ADR...............................      3,282,500
      3,040 SMH AG (Bearer)......................................      1,690,415
                                                                    ------------
                                                                      13,420,290
                                                                    ------------
            TECHNOLOGY -- 9.65%
     57,000 Adobe Systems, Inc...................................      2,280,000
    153,334 +Analog Devices, Inc.................................      3,450,015
    115,000 ECI Telecommunications Limited Designs...............      2,113,125
    266,000 +Interleaf, Inc......................................        399,000
     79,000 +SDL, Inc............................................      1,323,250
    100,000 +Unitrode Corp.......................................      3,250,000
                                                                    ------------
                                                                      12,815,390
                                                                    ------------
            FINANCIAL -- 9.17%
     21,750 American International
            Group, Inc...........................................      2,552,906
     26,000 Household International, Inc.........................      2,239,250
     95,000 IPC Holdings Ltd.....................................      2,315,625
     40,000 Morgan Stanley Group, Inc............................      2,350,000
     75,000 Mutual Risk Management Ltd. .........................      2,718,750
                                                                    ------------
                                                                      12,176,531
                                                                    ------------
            ENERGY -- 7.38%
     22,000 Exxon Corp...........................................      2,370,500
     41,000 Norsk Hydro A.S., ADR................................      2,003,875
     40,000 +SEACOR Holdings, Inc. ..............................      2,145,000
     65,000 +Transmontaigne Oil Co. .............................      1,015,625
     75,000 +United Meridian Corp................................      2,259,375
                                                                    ------------
                                                                       9,794,375
                                                                    ------------
            RAW/INTERMEDIATE MATERIALS -- 5.70%
     41,000 Nucor Corp...........................................      1,875,750
     70,000 Pall Corp............................................      1,618,750
     36,000 Pioneer Hi-Bred
            International, Inc. .................................   $  2,263,500
     95,000 Worthington Industries, Inc..........................      1,816,875
                                                                    ------------
                                                                       7,574,875
                                                                    ------------
            CAPITAL GOODS -- 4.98%
     42,000 Dover Corp. .........................................      2,205,000
     35,000 Raychem Corp. .......................................      2,883,125
     50,000 Trinity Industries, Inc. ............................      1,518,750
                                                                    ------------
                                                                       6,606,875
                                                                    ------------
            UTILITIES -- 4.16%
     45,000 +AES Corp. ..........................................      2,520,000
     65,000 +NEXTEL Communications, Inc., Class A................        861,250
     90,000 UGI Corp. ...........................................      2,137,500
                                                                    ------------
                                                                       5,518,750
                                                                    ------------
            TRANSPORTATION -- 1.57%
     40,000 +Federal Express Corp. ..............................      2,085,000
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $62,982,301)...................................     93,332,043
                                                                    ------------
 CONVERTIBLE PREFERRED STOCKS -- 5.88%
            FINANCIAL -- 3.64%
    325,000 Capstead Mortgage Corp.,
            Series B, Preferred
            Exchange $1.26.......................................      4,834,375
                                                                    ------------
            ENERGY -- 2.24%
     80,000 Callon Petroleum Co.,
            Series A, Preferred
            Exchange $2.13.......................................      2,980,000
                                                                    ------------
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Cost $6,484,259)....................................      7,814,375
                                                                    ------------
 PRINCIPAL
  AMOUNT
 ----------
 CORPORATE BONDS -- 4.61%
            TRANSPORTATION -- 1.56%
 $2,000,000 Greyhound Lines, Inc.,
            Debenture,
            10.00%, 07/31/01.....................................      2,070,000
                                                                    ------------
            MATERIALS -- 1.55%
  2,000,000 Fort Howard Sr. Notes,
            9.25%, 03/15/01......................................      2,060,000
                                                                    ------------
            ENERGY -- 1.50%
  2,000,000 Vintage Petroleum Sr. Sub-Notes,
            9.00%, 12/15/05......................................      1,990,000
                                                                    ------------
            TOTAL CORPORATE BONDS
            (Cost $5,807,883)....................................      6,120,000
                                                                    ------------


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
INCOME AND GROWTH FUND -- (CONTINUED)




 PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 1)
 ----------                                                        ------------

 CONVERTIBLE BONDS -- 14.09%
            TECHNOLOGY -- 10.35%
 $3,400,000 BBN Corp.,
            6.00%, 4/01/12......................................   $  3,043,000
  4,236,000 Kollmorgen Corp., Sub-Debenture,
            8.75%, 05/01/09.....................................      4,230,705
  4,959,000 Network Equipment Technologies, Inc., Sub-Debenture,
            7.25%, 05/15/14.....................................      4,103,573
  2,500,000 VLSI Technology,
            8.25%, 10/01/05.....................................      2,371,875
                                                                   ------------
                                                                     13,749,153
                                                                   ------------
            CONSUMER STAPLES -- 2.36%
  3,400,000 Novacare, Inc., Sub-Debenture,
            5.50%, 01/15/00.....................................      3,128,000
                                                                   ------------
            TRANSPORTATION -- 1.38%
  2,800,000 World Corp., Inc.,
            7.00%, 05/15/04.....................................      1,830,500
                                                                   ------------
            TOTAL CONVERTIBLE BONDS
            (Cost $18,633,024)..................................     18,707,653
                                                                   ------------
 DEMAND NOTES -- 4.64%
    979,000 Associates Corp. of North America Master Notes......        979,000
  5,178,000 General Electric Co. Promissory Notes...............      5,178,000
                                                                   ------------
            TOTAL DEMAND NOTES
            (Cost $6,157,000)...................................      6,157,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $100,064,467*)......................................  99.52% $132,131,071
OTHER ASSETS AND LIABILITIES (NET)........................   0.48       636,467
                                                           ------  ------------
NET ASSETS................................................ 100.00% $132,767,538
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $100,091,722.
+ Non-income producing security.
  ADR -- American Depositary Receipt.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
AGING OF AMERICA FUND




                                                                        VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            -----------
 COMMON STOCKS -- 93.35%
          CONSUMER CYCLICAL -- 31.20%
   30,000 Black & Decker Corp. ...................................   $   963,750
   27,500 Fisher Scientific International.........................     1,213,438
   43,000 +General Nutrition Cos., Inc. ..........................       870,750
   15,000 Houghton Mifflin Co. ...................................       810,000
   24,000 Lowe's Cos., Inc. ......................................       897,000
   19,000 Marriott International, Inc. ...........................       945,250
   25,000 +Proffitt's, Inc. ......................................       943,750
   25,000 +Revco D.S., Inc. ......................................     1,012,500
   20,000 Sears, Roebuck & Co. ...................................     1,005,000
   30,000 Stewart Enterprises, Inc., Class A......................     1,087,500
   30,000 Time Warner, Inc. ......................................     1,297,500
   30,000 +Vencor, Inc. ..........................................     1,136,250
   30,000 Wal-Mart Stores, Inc. ..................................       836,250
   14,215 Walt Disney Co. ........................................     1,037,695
                                                                     -----------
                                                                      14,056,633
                                                                     -----------
          CONSUMER STAPLES -- 27.89%
   40,000 Assisted Living Concepts, Inc. .........................       840,000
   30,000 Columbia/HCA Healthcare Corp. ..........................     1,008,750
   15,000 Conagra, Inc. ..........................................       813,750
   12,000 Eastman Kodak Co. ......................................       910,500
   30,000 First Brands Corp. .....................................       735,000
   10,000 Gillette Co. ...........................................       726,250
   51,700 +Healthsouth Corp. .....................................       988,763
   18,000 Johnson & Johnson.......................................       951,750
   32,500 Mattel, Inc. ...........................................       780,000
   15,000 Novartis AG ADR.........................................       929,806
   35,000 PepsiCo, Inc. ..........................................     1,141,875
   14,000 Pfizer, Inc. ...........................................     1,177,750
    5,000 Pharmacia & Upjohn, Inc. ...............................       183,125
   25,000 +Premier Parks Inc. ....................................       650,000
   10,000 Schering-Plough Corp. ..................................       727,500
                                                                     -----------
                                                                      12,564,819
                                                                     -----------
          FINANCIAL -- 27.43%
   15,000 Allstate Corp. .........................................       890,625
   19,000 American Express Co. ...................................     1,137,625
   30,000 Arden Realty Group, Inc. ...............................       817,500
   25,200 Associates First Capital Corp. .........................     1,083,600
   25,000 Barnett Banks of Florida, Inc. .........................     1,162,500
   15,000 Beneficial Corp. .......................................       969,375
   15,000 Dean Witter Discover & Co. .............................       523,125
   10,000 First Union Corp. (North Carolina)......................       811,250
   40,000 Health and Retirement Properties Trust..................       720,000
   30,000 Hospitality Properties Trust............................       918,750
   15,000 Mellon Bank Corp. ......................................     1,091,250
   12,500 Nationwide Financial Services, Inc., Class A............       321,875
   23,400 Summit Bancorp (New Jersey).............................     1,023,750
   12,200 UNUM Corp. .............................................       890,600
                                                                     -----------
                                                                      12,361,825
                                                                     -----------
            CAPITAL GOODS -- 3.59%
    7,000 Boeing Co. .............................................   $   690,375
   30,000 +Thermo Electron Corp. .................................       926,250
                                                                     -----------
                                                                       1,616,625
                                                                     -----------
          TECHNOLOGY -- 3.24%
   45,000 +Alliance Pharmaceutical Corp. .........................       540,000
   15,000 Guidant Corp. ..........................................       922,500
                                                                     -----------
                                                                       1,462,500
                                                                     -----------
          TOTAL COMMON STOCKS
          (Cost $32,184,950)......................................    42,062,402
                                                                     -----------
CONVERTIBLE PREFERRED STOCKS -- 1.97%
          FINANCIAL -- 1.97%
   22,500 SunAmerica, Inc., Preferred
          Exchange $3.19
          (Cost $904,750).........................................       888,750
                                                                     -----------

 PRINCIPAL
   AMOUNT
 ---------
 DEMAND NOTES -- 2.41%
 $1,084,000 General Electric Co.
            Promissory Notes
            (Cost $1,084,000).....................................     1,084,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $34,173,700*).........................................  97.73% $44,035,152
OTHER ASSETS AND
LIABILITIES (NET)...........................................   2.27    1,022,402
                                                             ------  -----------
NET ASSETS.................................................. 100.00% $45,057,554
                                                             ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $34,173,700.
+ Non-income producing security.
  ADR -- American Depositary Receipt.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
BUSINESS AND INDUSTRIAL RESTRUCTURING FUND




                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                           ------------
 COMMON STOCKS -- 97.61%
          FINANCIAL -- 23.97%
  100,000 +Amerin Corp. .........................................   $  1,987,500
   35,500 Amvesco plc ADR........................................      1,925,875
   30,000 Aon Corp. .............................................      1,837,500
   30,000 Associates First Capital Corp. ........................      1,290,000
  141,250 Bank Plus Corp. .......................................      1,465,469
    8,000 Bankers Trust New York Corp. ..........................        656,000
   18,000 Chase Manhattan Corp. .................................      1,685,250
   42,000 Donaldson, Lufkin & Jenrette, Inc. ....................      1,538,250
   65,000 Everest Re Holdings, Inc. .............................      1,909,375
   62,000 FBL Financial Group, Inc.,
          Class A................................................      1,612,000
   45,000 GCR Holdings Ltd. .....................................      1,012,500
   77,000 +ITLA Capital Corp. ...................................      1,097,250
   25,000 Mellon Bank Corp. .....................................      1,818,750
   40,000 Mid Ocean Ltd. ........................................      1,910,000
   16,500 Morgan (J.P.) & Co., Inc. .............................      1,621,125
   38,000 PNC Bank Corp. ........................................      1,520,000
  105,539 Prime Retail, Inc. ....................................      1,358,815
   17,500 Student Loan Marketing Association.....................      1,666,875
   38,000 Travelers Group, Inc. .................................      1,819,250
                                                                    ------------
                                                                      29,731,784
                                                                    ------------
          CONSUMER STAPLES -- 20.23%
   30,000 +Amerisource Health Corp.,
          Class A................................................      1,312,500
   80,000 +Apria Healthcare Group, Inc. .........................      1,450,000
   43,000 Avon Products, Inc. ...................................      2,257,500
   35,000 Bristol-Myers Squibb Co. ..............................      2,065,000
   23,000 CPC International, Inc. ...............................      1,886,000
   26,000 Eastman Kodak Co. .....................................      1,972,750
   32,000 General Mills, Inc. ...................................      1,988,000
  125,000 +Medaphis Corp. .......................................      1,296,875
   48,000 Pharmacia & Upjohn, Inc. ..............................      1,758,000
   25,000 Philip Morris Companies, Inc. .........................      2,853,125
   84,500 Suiza Foods Corp. .....................................      2,260,375
   70,000 Sunbeam Corp. .........................................      2,100,000
   22,000 Warner Lambert Co. ....................................      1,903,000
                                                                    ------------
                                                                      25,103,125
                                                                    ------------
          TECHNOLOGY -- 16.70%
  130,000 +Amdahl Corp. .........................................      1,218,750
   77,000 +Bell & Howell Holdings Co. ...........................      1,607,375
   32,000 Computer Associates International, Inc.  ..............      1,244,000
   92,000 Digex, Inc. ...........................................        621,000
   15,000 International Business Machines Corp. .................      2,060,625
  122,500 Medical Manager Corp. .................................      1,133,125
   30,000 Motorola, Inc. ........................................      1,811,250
   37,000 Nokia Corp., Class A, ADR..............................      2,155,250
   92,000 +Phoenix Technologies Ltd. ............................      1,357,000
   35,000 +Plantronics, Inc. ....................................      1,505,000
    4,000 +Plasma-Therm, Inc. ...................................         19,750

          TECHNOLOGY -- (CONTINUED)
  110,000 Smallworldwide plc ADR.................................   $  1,787,500
   31,000 Texas Instruments, Inc. ...............................      2,321,125
   34,000 Thiokol Corp. .........................................      1,878,500
                                                                    ------------
                                                                      20,720,250
                                                                    ------------
          CAPITAL GOODS -- 9.26%
   12,500 ABB AB ADR.............................................      1,353,125
   26,000 AlliedSignal, Inc. ....................................      1,852,500
   43,000 +American Standard Cos., Inc. .........................      1,935,000
   20,000 Boeing Co. ............................................      1,972,500
   75,000 Chicago Bridge & Iron Co., N.V.--New York Shares.......      1,331,250
   75,000 +Coltec Industries, Inc. ..............................      1,387,500
   22,000 United Technologies Corp. .............................      1,655,500
                                                                    ------------
                                                                      11,487,375
                                                                    ------------
          CONSUMER CYCLICAL -- 8.48%
  132,000 +Data Documents, Inc. .................................      1,320,000
   67,300 Designer Holdings Ltd. ................................        529,987
   62,000 Ford Motor Co. ........................................      1,945,250
   26,000 General Motors Corp. ..................................      1,439,750
  100,000 Viad Corp. ............................................      1,600,000
   89,000 Westinghouse Electric Corp. ...........................      1,579,750
   37,000 XEROX Corp. ...........................................      2,104,375
                                                                    ------------
                                                                      10,519,112
                                                                    ------------
          ENERGY -- 6.81%
   59,000 +Flores & Rucks, Inc. .................................      2,389,500
   16,000 Mobil Corp. ...........................................      2,090,000
  111,000 +Nabors Industries, Inc. ..............................      2,164,500
   68,000 YPF S.A. ADR...........................................      1,802,000
                                                                    ------------
                                                                       8,446,000
                                                                    ------------
          TRANSPORTATION -- 5.81%
   50,000 +AMERCO................................................      1,237,500
   60,200 Coach USA, Inc. .......................................      1,715,700
   80,000 Hvide Marine, Inc., Class A............................      1,820,000
  126,000 Kitty Hawk, Inc. ......................................      1,512,000
  106,000 Smithway Motor Express, Class A........................        927,500
                                                                    ------------
                                                                       7,212,700
                                                                    ------------
          RAW/INTERMEDIATE MATERIALS -- 4.34%
   48,000 Cambrex Corp. .........................................      1,608,000
   57,000 +Fort Howard Corp. ....................................      1,767,000
  125,000 PalEx, Inc. ...........................................      1,015,625
   21,000 W.R. Grace & Co. ......................................        994,875
                                                                    ------------
                                                                       5,385,500
                                                                    ------------
          HOLDING COMPANY DIVERSIFIED -- 1.18%
   48,000 Internatio-Muller N.V. ................................      1,466,723
                                                                    ------------
          UTILITIES -- 0.83%
   47,000 +Worldcom, Inc. .......................................      1,028,125
                                                                    ------------
          TOTAL COMMON STOCKS
          (Cost $95,191,250).....................................    121,100,694
                                                                    ------------


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
BUSINESS AND INDUSTRIAL RESTRUCTURING FUND -- (CONTINUED)




                                                                       VALUE
  SHARES                                                              (NOTE 1)
 ---------                                                          ------------
 CONVERTIBLE PREFERRED STOCKS -- 2.66%
           CONSUMER CYCLICAL -- 1.51%
   35,000  Kmart Financing, Inc., Preferred
           Exchange $3.88........................................   $  1,872,500
                                                                    ------------
           CONSUMER STAPLES -- 1.15%
  220,000  RJR Nabisco Holdings,
           Series C, Preferred
           Exchange $0.60........................................      1,430,000
                                                                    ------------
           TOTAL CONVERTIBLE
           PREFERRED STOCKS
           (Cost $3,190,706).....................................      3,302,500
                                                                    ------------
 PRINCIPAL
  AMOUNT
 ---------
 DEMAND NOTES -- 0.71%
 $143,000  Associates Corp. of North
           America Master Notes..................................        143,000
  737,000  General Electric Co.
           Promissory Notes......................................        737,000
                                                                    ------------
           TOTAL DEMAND NOTES
           (Cost $880,000).......................................        880,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $99,261,956*)....................................... 100.98% $125,283,194
OTHER ASSETS AND LIABILITIES (NET)........................  (0.98)   (1,220,125)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $124,063,069
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $99,282,015.
+ Non-income producing security.
  ADR -- American Depositary Receipt.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
COMMUNICATION AND ENTERTAINMENT FUND




                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            -----------
 COMMON STOCKS -- 98.67%
          CONSUMER CYCLICAL -- 39.54%
   15,000 Callaway Golf Co. ......................................   $   429,375
   40,000 Comcast Corp., Class A Special..........................       675,000
   12,000 Harley-Davidson, Inc. ..................................       406,500
   15,000 Harte-Hanks.............................................       436,875
   10,000 Houghton Mifflin Co. ...................................       540,000
    7,500 International Business Machines Corp. ..................     1,030,313
   40,000 Meredith Corp. .........................................       925,000
   12,000 New York Times Co., Class A.............................       529,500
   38,500 +Paging Network, Inc. ..................................       310,406
   45,000 +Tele-Communications Liberty Media Group, Class A.......       894,375
   40,000 Teleport Communications Group, Inc., Class A............       915,000
   20,000 Time Warner, Inc. ......................................       865,000
   20,000 Times Mirror Co., Class A...............................     1,092,500
   25,000 Tribune Co. ............................................     1,012,500
   11,200 Univision Communications, Inc. .........................       365,400
   23,884 +Viacom, Inc., Class B..................................       791,157
   18,550 Walt Disney Co. ........................................     1,354,150
   37,800 Wiley (John) & Sons, Inc., Class A......................     1,143,450
                                                                     -----------
                                                                      13,716,501
                                                                     -----------
          TECHNOLOGY -- 30.20%
   15,000 +America On-Line, Inc. .................................       635,625
   41,667 +Analog Devices, Inc. ..................................       937,497
   20,000 +Cisco Systems, Inc. ...................................       962,500
   20,000 +Computer Learning Centers, Inc. .......................       655,000
   45,900 ECI Telecommunications Limited Designs..................       843,413
   25,000 GTE Corp. ..............................................     1,165,625
   25,000 +Informix Corp. ........................................       375,000
   14,740 Lucent Technologies, Inc. ..............................       777,535
   20,000 Nokia Corp., Class A ADR................................     1,165,000
   10,000 +Qualcomm, Inc. ........................................       563,750
   45,000 +SDL, Inc. .............................................       753,750
   22,000 +3Com Corp. ............................................       717,750
   28,500 +Unitrode Corp. ........................................       926,250
                                                                     -----------
                                                                      10,478,695
                                                                     -----------
          UTILITIES -- 19.95%
   24,000 Ameritech Corp. ........................................     1,476,000
   20,000 BellSouth Corp. ........................................       845,000
   30,000 +LCI International, Inc. ...............................       502,500
   41,600 MCI Communications Corp. ...............................     1,476,800
   65,000 +NEXTEL Communications, Inc., Class A...................       861,250
   16,000 SBC Communications, Inc. ...............................       842,000
   42,000 +Worldcom, Inc. ........................................       918,750
                                                                     -----------
                                                                       6,922,300
                                                                     -----------
          CONSUMER STAPLES -- 8.98%
   37,500 +CUC International, Inc. ...............................   $   843,750
   12,000 Eastman Kodak Co. ......................................       910,500
   24,000 +Learning Tree International, Inc. .....................       666,000
   28,700 +Sylvan Learning Systems, Inc. .........................       695,975
                                                                     -----------
                                                                       3,116,225
                                                                     -----------
          TOTAL COMMON STOCKS
          (Cost $29,209,379)......................................    34,233,721
                                                                     -----------

TOTAL INVESTMENTS
(Cost $29,209,379*).........................................  98.67% $34,233,721
OTHER ASSETS AND
LIABILITIES (NET)...........................................   1.33      462,770
                                                             ------  -----------
NET ASSETS.................................................. 100.00% $34,696,491
                                                             ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $29,209,379.
+ Non-income producing security.
  ADR -- American Depositary Receipt.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
EARLY LIFE CYCLE FUND




                                                                        VALUE
 SHARES                                                                (NOTE 1)
 -------                                                             -----------
 COMMON STOCKS -- 97.64%
         CAPITAL GOODS -- 23.01%
  80,700 +BE Aerospace, Inc.......................................   $ 1,977,150
 101,500 Juno Lighting, Inc.......................................     1,611,312
  67,500 Lindsay Manufacturing Co.................................     2,143,125
 136,000 +Morrison Knudsen Corp...................................     1,428,000
  28,000 Teleflex, Inc............................................     1,480,500
  90,000 +Thermedics, Inc.........................................     1,406,250
  40,000 Thiokol Corp.............................................     2,210,000
                                                                     -----------
                                                                      12,256,337
                                                                     -----------
         TECHNOLOGY -- 18.20%
  15,000 +American Management
         Systems, Inc. ...........................................       330,000
  80,100 +Asyst Technologies, Inc.................................     1,561,950
  10,000 +Cisco Systems, Inc......................................       481,250
  35,000 +Glenayre Technologies, Inc..............................       341,250
  70,000 +Hyperion Software Corp..................................     1,120,000
  43,000 +Informix Corp...........................................       645,000
 295,200 +Interleaf, Inc. ........................................       442,800
  26,100 +MICROS Systems, Inc. ...................................       893,925
 124,500 +Phoenix Technologies Ltd. ..............................     1,836,375
  75,000 +Premenos Technology Corp. ..............................       459,375
  94,500 +SDL, Inc. ..............................................     1,582,875
                                                                     -----------
                                                                       9,694,800
                                                                     -----------
         CONSUMER CYCLICAL -- 15.43%
  50,000 +Custom Chrome, Inc......................................       650,000
  25,000 Factory Card Outlet Corp.................................       193,750
  33,000 Fair Isaac & Co., Inc....................................     1,192,125
  60,000 +Perceptron, Inc.........................................     1,545,000
  27,000 RDO Equipment Co., Class A...............................       472,500
  76,000 +Recovery Engineering, Inc...............................       560,500
 104,100 +Renters Choice, Inc. ...................................     1,470,413
  60,000 +Scientific Games Holdings Corp..........................     1,275,000
  22,500 +WestPoint Stevens, Inc..................................       857,812
                                                                     -----------
                                                                       8,217,100
                                                                     -----------
         FINANCIAL -- 11.74%
 100,000 +Americredit Corp. ......................................     1,737,500
  55,000 Cullen/Frost Bankers, Inc. ..............................     1,952,500
  30,000 First American Corp. (Tennessee).........................     1,897,500
  61,000 +Homestate Holdings, Inc. ...............................       343,125
  12,500 Nationwide Financial Services, Inc., Class A.............       321,875
                                                                     -----------
                                                                       6,252,500
                                                                     -----------
         CONSUMER STAPLES -- 11.44%
 120,000 +Alliance Pharmaceutical Corp............................   $ 1,440,000
 100,000 +Ligand Pharmaceuticals,
         Class B..................................................     1,112,500
 227,400 +Pepsi-Cola Puerto Rico Bottling Co., Class B............       966,450
  75,500 +Pharmacopeia, Inc.......................................     1,255,188
  40,000 +Sunrise Medical, Inc. ..................................       520,000
  20,000 +Vivus, Inc. ............................................       797,500
                                                                     -----------
                                                                       6,091,638
                                                                     -----------
         TELECOMMUNICATION -- 6.07%
  86,700 +Allen Telecom, Inc......................................     1,517,250
  75,000 Teleport Communications Group, Inc., Class A.............     1,715,625
                                                                     -----------
                                                                       3,232,875
                                                                     -----------
         RAW/INTERMEDIATE
         MATERIALS -- 5.65%
 120,200 NN Ball & Roller, Inc. ..................................     1,247,075
  75,000 TriMas Corp..............................................     1,762,500
                                                                     -----------
                                                                       3,009,575
                                                                     -----------
         TRANSPORTATION -- 3.74%
  63,000 Air Express International Corp...........................     1,992,375
                                                                     -----------
         ENERGY -- 2.36%
  70,000 +Seagull Energy Corp. ...................................     1,260,000
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $52,050,549).......................................    52,007,200
                                                                     -----------
 PRINCIPAL
  AMOUNT
 ---------
 DEMAND NOTES -- 0.80%
$429,000 General Electric Co.
         Promissory Notes
         (Cost $429,000)..........................................       429,000
                                                                     -----------

TOTAL INVESTMENTS
 (Cost $52,479,549*)........................................  98.44% $52,436,200
OTHER ASSETS AND
 LIABILITIES (NET)..........................................   1.56      829,889
                                                             ------  -----------
NET ASSETS.................................................. 100.00% $53,266,089
                                                             ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $52,479,549.
+ Non-income producing security.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND




                                                                    VALUE
 SHARES                                                            (NOTE 1)
 -------                                                          ----------
 COMMON STOCKS -- 95.36%
         CAPITAL GOODS -- 36.03%
   5,000 Case Corp. ...........................................   $  253,750
   5,000 Deere & Co. ..........................................      217,500
   4,000 Fluor Corp. ..........................................      210,000
   1,500 General Electric Co. .................................      148,875
   7,400 Harsco Corp. .........................................      269,175
  30,000 +ITEQ, Inc. ..........................................      195,000
  30,000 +Philip Environmental, Inc. ..........................      453,750
  12,000 +Republic Industries, Inc. ...........................      417,000
  10,500 +U.S. Filter Corp. ...................................      324,188
  13,000 +U.S.A. Waste Services, Inc. .........................      461,500
   8,000 WMX Technologies, Inc. ...............................      245,000
                                                                  ----------
                                                                   3,195,738
                                                                  ----------
         TECHNOLOGY -- 19.88%
  15,000 +Advanced Lighting Technologies, Inc. ................      330,000
   3,000 +Cisco Systems, Inc. .................................      144,375
   3,300 Honeywell Corp. ......................................      223,987
   1,000 +Incyte Pharmaceuticals, Inc..........................       50,750
   1,000 Intel Corp. ..........................................      139,000
  12,500 Memtec Ltd. ADR.......................................      317,187
   1,500 +Microsoft Corp. .....................................      137,438
   4,000 Perkin-Elmer Corp. ...................................      257,500
   5,625 +Thermo Instrument Systems, Inc. .....................      163,125
                                                                  ----------
                                                                   1,763,362
                                                                  ----------
         RAW/INTERMEDIATE
         MATERIALS -- 14.45%
   9,000 Minerals Technologies, Inc. ..........................      299,250
   9,000 Monsanto Co. .........................................      344,250
  14,000 Pall Corp. ...........................................      323,750
   5,000 Pioneer Hi-Bred International, Inc. ..................      314,375
                                                                  ----------
                                                                   1,281,625
                                                                  ----------
         CONSUMER STAPLES -- 10.79%
   4,900 Air Products & Chemicals, Inc. .......................      332,587
   4,400 Gillette Co. .........................................      319,550
   3,700 Lilly (Eli) & Co. ....................................      304,325
                                                                  ----------
                                                                     956,462
                                                                  ----------
         ENERGY -- 7.53%
  15,000 +Cuno Inc. ...........................................      230,625
  10,000 +Newpark Resources, Inc. .............................      437,500
                                                                  ----------
                                                                     668,125
                                                                  ----------
         UTILITIES -- 3.45%
   9,000 +California Energy Co., Inc. .........................      306,000
                                                                  ----------
         CONSUMER CYCLICAL -- 3.23%
   5,200 Tyco International Ltd. ..............................      286,000
                                                                  ----------
         TOTAL COMMON STOCKS
         (Cost $7,101,827).....................................    8,457,312
                                                                  ----------

 PRINCIPAL                                                              VALUE
  AMOUNT                                                               (NOTE 1)
 ---------                                                            ----------
 DEMAND NOTES -- 10.71%
 $489,000  Associates Corp. of North America Master Notes..........   $  489,000
  461,000  General Electric Co.
           Promissory Notes........................................      461,000
                                                                      ----------
           TOTAL DEMAND NOTES
           (Cost $950,000).........................................      950,000
                                                                      ----------

TOTAL INVESTMENTS
(Cost $8,051,827*).......................................... 106.07% $9,407,312
OTHER ASSETS AND LIABILITIES (NET)..........................  (6.07)   (538,468)
                                                             ------  ----------
NET ASSETS.................................................. 100.00% $8,868,844
                                                             ======  ==========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $8,051,827.
+ Non-income producing security.
  ADR -- American Depositary Receipt.


                      See Notes to Financial Statements.

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
GLOBAL COMPETITORS FUND




                                                                        VALUE
 SHARES                                                               (NOTE 1)
 ------                                                              -----------
 COMMON STOCKS -- 100.35%
        CONSUMER STAPLES -- 26.44%
 33,000 Astra AB, Class B.........................................   $ 1,554,184
 24,250 Avon Products, Inc. ......................................     1,273,125
 19,400 CPC International, Inc. ..................................     1,590,800
 12,800 Estee Lauder Companies, Class A...........................       619,200
 43,000 Gillette Co. .............................................     3,122,875
 38,800 Johnson & Johnson.........................................     2,051,550
  3,300 L'Oreal...................................................     1,156,925
 30,000 Pfizer, Inc. .............................................     2,523,750
 14,500 Philip Morris Companies, Inc. ............................     1,654,812
 31,000 Procter & Gamble Co. .....................................     3,565,000
 35,000 Schering-Plough Corp. ....................................     2,546,250
                                                                     -----------
                                                                      21,658,471
                                                                     -----------
        FINANCIAL -- 18.54%
 24,250 American International Group, Inc. .......................     2,846,344
 51,400 Associates First Capital Corp. ...........................     2,210,200
 33,000 Bank of Boston Corp. .....................................     2,211,000
 27,200 Citicorp..................................................     2,944,400
 14,550 General Re Corp. .........................................     2,298,900
 45,600 Morgan Stanley Group, Inc. ...............................     2,679,000
                                                                     -----------
                                                                      15,189,844
                                                                     -----------
        CAPITAL GOODS -- 13.45%
 14,500 Boeing Co. ...............................................     1,430,063
 27,200 General Electric Co. .....................................     2,699,600
 28,100 Goodyear Tire and Rubber Co. .............................     1,468,225
 29,100 Illinois Tool Works, Inc. ................................     2,375,288
 53,350 +Thermo Electron Corp. ...................................     1,647,181
 65,000 +Thermo Fibergen, Inc. ...................................       536,250
 50,000 +ThermoSpectra Corp. .....................................       656,250
 22,500 +Thermo Voltek Corp. .....................................       208,125
                                                                     -----------
                                                                      11,020,982
                                                                     -----------
        CONSUMER CYCLICAL -- 12.70%
 32,000 Electronic Data Systems Corp. ............................     1,292,000
 43,600 Hilton Hotels Corp. ......................................     1,057,300
 37,800 Luxottica Group S.p.A. ADR................................     2,008,125
 32,000 McDonald's Corp. .........................................     1,512,000
 20,000 +Samsonite Corp. .........................................       865,000
 89,200 +Thermo Fibertek, Inc. ...................................       808,375
 65,000 +ThermoLase Corp. ........................................       739,375
 25,000 ThermoQuest Corp. ........................................       350,000
 24,250 Walt Disney Co. ..........................................     1,770,250
                                                                     -----------
                                                                      10,402,425
                                                                     -----------
        ENERGY -- 10.32%
 10,000 Anadarko Petroleum Corp. .................................       561,250
 25,000 Chevron Corp. ............................................     1,740,625
 25,000 Mobil Corp. ..............................................     3,265,625
 16,500 Royal Dutch Petroleum Co. ................................     2,887,500
                                                                     -----------
                                                                       8,455,000
                                                                     -----------
        TECHNOLOGY -- 10.08%
 36,000 +Cisco Systems, Inc. .....................................   $ 1,732,500
 10,000 Computer Associates International, Inc. ..................       388,750
 58,200 +Hyperion Software Corp. .................................       931,200
 30,000 +Informix Corp. ..........................................       450,000
 20,600 Intel Corp. ..............................................     2,863,400
  5,000 International Business Machines Corp. ....................       686,875
 10,000 Motorola, Inc. ...........................................       603,750
  8,000 Texas Instruments, Inc. ..................................       599,000
                                                                     -----------
                                                                       8,255,475
                                                                     -----------
        RAW/INTERMEDIATE
        MATERIALS -- 4.62%
 38,800 Crown Cork & Seal Co., Inc. ..............................     2,003,050
 58,200 Sigma-Aldrich Corp. ......................................     1,782,375
                                                                     -----------
                                                                       3,785,425
                                                                     -----------
        UTILITIES -- 3.05%
 70,000 +LCI International, Inc. .................................     1,172,500
 30,000 Vodafone Group plc ADR....................................     1,323,750
                                                                     -----------
                                                                       2,496,250
                                                                     -----------
        TRANSPORTATION -- 1.15%
 14,550 +UAL Corp.................................................       942,112
                                                                     -----------
        TOTAL COMMON STOCKS
        (Cost $67,484,200)........................................    82,205,984
                                                                     -----------
 RIGHTS -- 0.31%
        CAPITAL GOODS -- 0.31%
 65,000 +Thermo Fibergen, Inc.
        (Cost $195,000)...........................................       255,938
                                                                     -----------

TOTAL INVESTMENTS
(Cost $67,679,200*)........................................ 100.66% $82,461,922
OTHER ASSETS AND LIABILITIES (NET).........................  (0.66)    (540,123)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $81,921,799
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $67,688,110.
+ Non-income producing security.
  ADR -- American Depositary Receipt.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
LONG-TERM SUPPLY OF ENERGY FUND




                                                                        VALUE
 SHARES                                                               (NOTE 1)
 -------                                                             -----------
 COMMON STOCKS -- 91.51%
         ENERGY -- 88.15%
  15,000 Amoco Corp. .............................................   $ 1,299,375
  12,000 Anadarko Petroleum Corp. ................................       673,500
  12,879 British Petroleum Co. plc ADR............................     1,767,643
  25,000 +Chesapeake Energy Corp. ................................       521,875
  12,000 Chevron Corp. ...........................................       835,500
  24,000 +Crown Central Petroleum, Class B........................       288,000
  12,000 +Diamond Offshore Drilling, Inc. ........................       822,000
  17,000 Enron Corp. .............................................       646,000
  17,000 +ENSCO International, Inc. ..............................       837,250
  18,000 ENI S.p.A. ADR...........................................       911,250
  21,000 Exxon Corp. .............................................     2,262,750
  22,000 +Falcon Drilling Company, Inc. ..........................       814,000
  19,000 +Flores & Rucks, Inc. ...................................       769,500
  23,000 KN Energy, Inc. .........................................       908,500
  16,000 Louisiana Land & Exploration Co. ........................       758,000
  15,000 Mobil Corp. .............................................     1,959,375
  28,800 +Nabors Industries, Inc. ................................       561,600
  20,000 PanEnergy Corp. .........................................       862,500
  11,000 Royal Dutch Petroleum Co. ...............................     1,925,000
  10,000 Schlumberger Ltd. .......................................     1,072,500
  13,000 +SEACOR Holdings, Inc. ..................................       697,125
  17,000 Sonat, Inc. .............................................       926,500
  16,885 +Tejas Gas Corp. ........................................       732,387
  10,000 Texaco, Inc. ............................................     1,095,000
  24,000 Titan Exploration, Inc. .................................       201,000
  30,000 Tosco Corp. .............................................       855,000
   8,500 Total S.A. ADR...........................................       360,187
  20,000 Transmontaigne Oil Co. ..................................       312,500
  25,000 +United Meridian Corp. ..................................       753,125
  20,000 Unocal Corp. ............................................       762,500
  35,000 USX-Marathon Group, Inc. ................................       975,625
  15,000 +Western Atlas, Inc. ....................................       909,375
  20,000 Western Gas Resources, Inc. .............................       360,000
                                                                     -----------
                                                                      29,436,442
                                                                     -----------
         UTILITIES -- 3.36%
  20,000 +AES Corp. ..............................................     1,120,000
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $23,498,672).......................................    30,556,442
                                                                     -----------

 PRINCIPAL                                                             VALUE
   AMOUNT                                                             (NOTE 1)
 ----------                                                          ----------
 U.S. GOVERNMENT OBLIGATIONS -- 10.14%
 $3,391,000 U.S. Treasury Bill 5.00%#, 04/10/97 (Cost
            $3,386,761)...........................................   $3,386,761
                                                                     ----------

TOTAL INVESTMENTS
(Cost $26,885,433*)........................................ 101.65% $33,943,203
OTHER ASSETS AND LIABILITIES (NET).........................  (1.65)    (550,112)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $33,393,091
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $26,885,433.
+ Non-income producing security.
# Discount Rate.
  ADR -- American Depositary Receipt.


                      See Notes to Financial Statements.

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
PRODUCTIVITY ENHANCERS FUND




                                                                       VALUE
 SHARES                                                               (NOTE 1)
 -------                                                             -----------
 COMMON STOCKS -- 87.79%
         CAPITAL GOODS -- 34.12%
   7,500 AAR Corp. ...............................................   $   225,000
   9,000 AlliedSignal, Inc. ......................................       641,250
   3,700 Boeing Co. ..............................................       364,913
   7,300 Case Corp. ..............................................       370,475
   8,300 Deere & Co. .............................................       361,050
  10,000 Dover Corp. .............................................       525,000
  10,000 Emerson Electric Co. ....................................       450,000
   7,000 General Electric Co. ....................................       694,750
  18,700 IDEX Corp. ..............................................       439,450
   7,000 Illinois Tool Works, Inc. ...............................       571,375
  12,000 Kaydon Corp. ............................................       502,500
  20,000 +Lear Corp. .............................................       667,500
   6,300 Thiokol Corp. ...........................................       348,075
                                                                     -----------
                                                                       6,161,338
                                                                     -----------
         TECHNOLOGY -- 29.84%
  18,333 +Analog Devices, Inc. ...................................       412,492
   7,000 +Compaq Computer Corp. ..................................       536,375
   5,300 First Data Corp. ........................................       179,538
  15,000 Hewlett-Packard Co. .....................................       798,750
   6,000 Intel Corp. .............................................       834,000
   5,000 International Business Machines Corp. ...................       686,875
   5,100 +Microsoft Corp. ........................................       467,287
   5,000 +Oracle System Corp. ....................................       192,500
   9,000 Tektronix, Inc. .........................................       454,500
  11,000 +Thermo Electron Corp. ..................................       339,625
  10,000 +Xilinx, Inc. ...........................................       486,250
                                                                     -----------
                                                                       5,388,192
                                                                     -----------
         CONSUMER STAPLES -- 6.62%
   6,500 Eastman Kodak Co. .......................................       493,188
  13,300 Johnson & Johnson .......................................       703,237
                                                                     -----------
                                                                       1,196,425
                                                                     -----------
         CONSUMER CYCLICAL -- 5.09%
  16,000 +CUC International, Inc. ................................       360,000
  15,200 +O'Reilly Automotive, Inc. ..............................       558,600
                                                                     -----------
                                                                         918,600
                                                                     -----------
         RAW/INTERMEDIATE
         MATERIALS -- 4.84%
   5,100 Georgia Pacific Corp. ...................................       369,750
   3,000 Pioneer Hi-Bred International, Inc. .....................       188,625
  18,000 Steel Dynamics, Inc. ....................................       315,000
                                                                     -----------
                                                                         873,375
                                                                     -----------
         FINANCIAL -- 4.36%
  14,000 Associates First Capital Corp. ..........................       602,000
   4,000 Norwest Corp. ...........................................       185,000
                                                                     -----------
                                                                         787,000
                                                                     -----------
         TRANSPORTATION -- 2.92%
   4,000 CSX Corp. ...............................................   $   186,000
   2,000 Norfolk Southern Corp. ..................................       170,500
   3,000 Union Pacific Corp. .....................................       170,250
                                                                     -----------
                                                                         526,750
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $15,194,895).......................................    15,851,680
                                                                     -----------
 PRINCIPAL
  AMOUNT
 ---------
 DEMAND NOTES -- 7.07%
 $  31,000 Associates Corp. of North America Master Notes.........        31,000
 1,246,000 General Electric Co. Promissory Notes..................     1,246,000
                                                                     -----------
           TOTAL DEMAND NOTES
           (Cost $1,277,000)......................................     1,277,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $16,471,895*)........................................  94.86% $17,128,680
OTHER ASSETS AND LIABILITIES (NET).........................   5.14      928,567
                                                            ------  -----------
NET ASSETS                                                  100.00% $18,057,247
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $16,517,114.
+ Non-income producing security.


                      See Notes to Financial Statements.

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in twenty managed investment portfolios, each having its own investment objectives and policies. The Excelsior Fund offers two classes of shares in each of the Equity, Aging of America, Communication and Entertainment, Business and Industrial Restructuring, Global Competitors and Early Life Cycle Funds--Shares and Trust Shares. Trust Shares bear the additional expense of distribution fees. As of March 31, 1997, only the Equity, Business and Industrial Restructuring and Early Life Cycle Funds had Trust Shares outstanding.

  The following is a summary of significant accounting policies for Equity Fund, Income and Growth Fund, Aging of America Fund, Business and Industrial Restructuring Fund, Communication and Entertainment Fund, Early Life Cycle Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund, Long-Term Supply of Energy Fund and Productivity Enhancers Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Fund, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

  (A) PORTFOLIO VALUATION:

    Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of the closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of

  Directors. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  (C) REPURCHASE AGREEMENTS:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value greater than 102% of the repurchase price (including accrued interest).

    If the value of the underlying security, including accrued interest, falls below the value of 102% of the repurchase price plus accrued interest, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Dividends from net investment income are declared and paid quarterly. Net realized capital gains are distributed to shareholders at least annually.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, partnership income, deferral of losses on wash sales and post-October losses.

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (E) FEDERAL TAXES:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio's next taxable year. Business and Industrial Restructuring Fund and Early Life Cycle Fund incurred, and elected to defer, net capital losses of approximately $2,000 and $2,862,000, respectively, for the year ended March 31, 1997.

    At March 31, 1997, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                                                                      NET
                                      TAX BASIS     TAX BASIS      UNREALIZED
                                      UNREALIZED    UNREALIZED    APPRECIATION
                                     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                     ------------ -------------- --------------
   Equity Fund.....................  $70,845,635   $(4,438,492)   $66,407,143
   Income and Growth Fund..........   35,423,737    (3,384,388)    32,039,349
   Aging of America Fund...........   10,033,680      (172,228)     9,861,452
   Business and Industrial
    Restructuring Fund.............   28,568,801    (2,567,622)    26,001,179
   Communication and Entertainment
    Fund...........................    6,122,799    (1,098,457)     5,024,342
   Early Life Cycle Fund...........    8,711,513    (8,754,862)       (43,349)
   Environmentally-Related Products
    and Services Fund..............    1,584,650      (229,165)     1,355,485
   Global Competitors Fund.........   17,424,151    (2,650,339)    14,773,812
   Long-Term Supply of Energy
    Fund...........................    7,224,438      (166,668)     7,057,770
   Productivity Enhancers Fund.....    1,070,211      (458,645)       611,566

  (F) EXPENSE ALLOCATION:

    Expenses directly attributable to a Portfolio or a class of shares in such Portfolio are charged to that Portfolio or such share class. Other expenses are allocated to the respective Portfolios based on average net assets.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, DISTRIBUTION EXPENSES AND RELATED PARTY TRANSACTIONS

  United States Trust Company of New York ("U.S. Trust") serves as the investment adviser to Excelsior Fund. For the services provided pursuant to the Investment Advisory Agreement, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .75% of the average daily net assets of the Equity Fund and Income and Growth Fund, and .60% of the average daily net assets of the Aging of America Fund, Business and Industrial Restructuring Fund, Communication and Entertainment Fund, Early Life Cycle Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund, Long-Term Supply of Energy Fund and Productivity Enhancers Fund.

  U.S. Trust, Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), Excelsior Tax-Exempt Fund and Excelsior Institutional Trust, all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 1997, Administration fees charged by U.S. Trust were as follows:

Equity Fund............................................................ $49,810
Income and Growth Fund.................................................  22,040
Aging of America Fund..................................................   7,896
Business and Industrial Restructuring Fund.............................  17,583
Communication and Entertainment Fund...................................   7,918
Early Life Cycle Fund..................................................  12,655
Environmentally-Related Products and Services Fund.....................   1,250
Global Competitors Fund................................................  14,478
Long-Term Supply of Energy Fund........................................   5,177
Productivity Enhancers Funds...........................................   4,085

  From time to time, as they may deem appropriate in their sole discretion, or pursuant to applicable state expense limitations, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. In addition, until further notice to Excelsior Fund, U.S. Trust intends to voluntarily waive fees to the extent necessary for each of Aging of America Fund, Business and Industrial Restructuring Fund, Communication and Entertainment Fund, Early Life Cycle Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund, Long-Term Supply of Energy Fund and Productivity

Enhancers Fund to maintain an annual expense ratio of not more than .99%. For the year ended March 31, 1997, pursuant to this voluntary expense limitation U.S. Trust waived fees as follows:

Environmentally-Related Products and Services Fund..................... $19,967
Productivity Enhancers Fund............................................  10,916

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Until further notice to Excelsior Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to administrative service fees payable by that Portfolio. For the year ended March 31, 1997, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as follows:

                                                          U.S.
                                                         TRUST   ADMINISTRATORS
                                                        -------- --------------
Equity Fund............................................ $127,393     $5,344
Income and Growth Fund.................................  105,756      1,132
Aging of America Fund..................................   21,945         43
Business and Industrial Restructuring Fund.............   41,509        108
Communication and Entertainment Fund...................   24,418         43
Early Life Cycle Fund..................................   61,885         87
Environmentally-Related Products and Services Fund.....    3,482          2
Global Competitors Fund................................   36,364         14
Long-Term Supply of Energy Fund........................   12,264          6
Productivity Enhancers Fund............................   13,261          7

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the sponsor and distributor of Excelsior Fund. Effective February 14, 1997, shares of each Portfolio are sold without a sales charge. Prior to February 14, 1997, certain sales of Excelsior Fund's shares were subject to a maximum sales charge of 4.50% of the offering price.

  Under the Excelsior Funds' Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust Shares of each Fund bear the expense of distributions fees at the maximum annual rate of .75% of the average daily net asset value of the Fund's outstanding Trust Shares. Trust Shares of each Excelsior Fund currently bear the expense of such distribution fees at the annual rate of .35% of the average daily net asset value of the Fund's outstanding Trust Shares.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

  For the year ended March 31, 1997, brokerage commissions on investment transactions were paid to U.S. Trust as follows:

      Aging of America Fund............................................ $   540
      Business and Industrial Restructuring Fund.......................  13,069
      Communication and Entertainment Fund.............................     450
      Early Life Cycle Fund............................................   7,047
      Environmentally-Related Product and Services Fund................   3,111
      Global Competitors Fund..........................................   1,490
      Long-Term Supply of Energy Fund..................................   3,330
      Productivity Enhancers Fund......................................   1,170

3. PURCHASES AND SALES OF SECURITIES:

  For the year ended March 31, 1997, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                     CONTRIBUTIONS
                                         PURCHASES      IN-KIND       SALES
                                        ------------ ------------- ------------
Equity Fund...........................  $114,865,681  $79,831,593  $102,632,761
Income and Growth Fund................    30,597,310          --     40,891,104
Aging of America Fund.................    38,590,534          --     41,095,113
Business and Industrial Restructuring
 Fund.................................    99,274,113          --     60,697,300
Communication and Entertainment Fund..    29,420,723          --     40,129,527
Early Life Cycle Fund.................    30,553,370   10,267,561    50,776,855
Environmentally-Related Products and
 Services Fund........................     8,062,940          --      4,625,703
Global Competitors Fund...............    30,103,896          --     19,827,386
Long-Term Supply of Energy Fund.......    25,264,705          --     23,753,267
Productivity Enhancers Fund...........    73,837,041          --     87,512,892

4. COMMON STOCK:

  Excelsior Fund currently has authorized capital classified into forty classes of shares, each representing interests in one of twenty separate portfolios. Authorized capital for each Portfolio is as follows: With respect to each of the Equity and Income and Growth Funds, 375 million shares of Common Stock and 500 million shares of Common Stock--Special Series 1 (Trust Shares); and with respect to each of the Aging of America Fund, Business and Industrial Restructuring Fund, Communication and Entertainment Fund, Early Life Cycle Fund, Environmentally-Related Products and Services Fund, Global Competitors Fund, Long-Term Supply of Energy Fund and Productivity Enhancers Fund, 500 million shares of Common Stock and 500 million shares of Common Stock--Special Series 1 (Trust Shares).

  Each share (irrespective of series designation) has a par value of $.001, and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

                                             EQUITY FUND
                           ---------------------------------------------------
                                 YEAR ENDED                 YEAR ENDED
                                  03/31/97                   03/31/96
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------  ----------  ------------
Sold:
  Shares.................   2,986,879   $ 76,672,109   2,335,582  $ 53,181,056
  Trust Shares...........       3,154         84,440         --            --
Contributions in-kind....   3,211,246     79,831,593         --            --
Issued as reinvestment of
 dividends
  Shares.................     195,908      5,042,100     305,329     6,724,708
  Trust Shares...........           5            129         --            --
Redeemed
  Shares.................  (2,218,612)   (57,053,673) (1,343,291)  (30,587,413)
  Trust Shares...........         (15)          (534)        --            --
                           ----------   ------------  ----------  ------------
Net Increase.............   4,178,565   $104,576,164   1,297,620  $ 29,318,351
                           ==========   ============  ==========  ============
                                       INCOME AND GROWTH FUND
                           ---------------------------------------------------
                                 YEAR ENDED                 YEAR ENDED
                                  03/31/97                   03/31/96
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------  ----------  ------------
Sold.....................   1,397,170   $ 21,067,243   2,141,034  $ 28,619,545
Issued as reinvestment of
 dividends...............     175,558      2,635,563      67,047       859,603
Redeemed.................  (1,688,433)   (25,386,111) (1,842,621)  (24,372,374)
                           ----------   ------------  ----------  ------------
Net Increase (Decrease)..    (115,705)  $ (1,683,305)    365,460  $  5,106,774
                           ==========   ============  ==========  ============
                                        AGING OF AMERICA FUND
                           ---------------------------------------------------
                                 YEAR ENDED                 YEAR ENDED
                                  03/31/97                   03/31/96
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------  ----------  ------------
Sold.....................   1,152,870   $ 11,418,942   2,314,243  $ 20,136,308
Issued as reinvestment of
 dividends...............       9,236         91,921         717         6,037
Redeemed.................  (1,282,425)   (12,838,183)   (577,612)   (5,224,382)
                           ----------   ------------  ----------  ------------
Net Increase (Decrease)..    (120,319)  $ (1,327,320)  1,737,348  $ 14,917,963
                           ==========   ============  ==========  ============
                             BUSINESS AND INDUSTRIAL RESTRUCTURING FUND
                           ---------------------------------------------------
                                 YEAR ENDED                 YEAR ENDED
                                  03/31/97                   03/31/96
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------  ----------  ------------
Sold:
  Shares.................   3,573,877   $ 54,756,284   2,885,350  $ 36,357,535
  Trust Shares...........       3,212         47,503         --            --
Issued as reinvestment of
 dividends:
  Shares.................      23,121        351,922       8,050       103,087
  Trust Shares...........          54            835         --            --
Redeemed:
  Shares.................  (1,090,887)   (16,823,462)   (476,976)   (5,855,224)
  Trust Shares...........          (2)           (27)        --            --
                           ----------   ------------  ----------  ------------
Net Increase.............   2,509,375   $ 38,333,055   2,416,424  $ 30,605,398
                           ==========   ============  ==========  ============

                                COMMUNICATION AND ENTERTAINMENT FUND
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                                   03/31/97                   03/31/96
                           --------------------------  -----------------------
                             SHARES         AMOUNT       SHARES      AMOUNT
                           -----------   ------------  ----------  -----------
Sold.....................      869,723   $  9,495,234   2,119,351  $22,797,588
Issued as reinvestment of
 dividends...............        2,618         30,755      29,026      316,412
Redeemed.................   (2,057,577)   (22,515,044)   (701,525)  (7,460,709)
                           -----------   ------------  ----------  -----------
Net Increase (Decrease)..   (1,185,236)  $(12,989,055)  1,446,852  $15,653,291
                           ===========   ============  ==========  ===========
                                        EARLY LIFE CYCLE FUND
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                                   03/31/97                   03/31/96
                           --------------------------  -----------------------
                             SHARES         AMOUNT       SHARES      AMOUNT
                           -----------   ------------  ----------  -----------
Sold:
  Shares.................    1,632,860   $ 17,229,638   3,520,395  $36,370,860
  Trust Shares...........          934          9,231         --           --
Contributions in-kind....      873,834     10,267,561         --           --
Issued as reinvestment of
 dividends:
  Shares.................       36,989        400,554      41,814      408,622
  Trust Shares...........           10             97         --           --
Redeemed:
  Shares.................   (3,753,354)   (37,413,560) (1,214,105) (12,475,517)
  Trust Shares...........          (30)          (294)        --           --
                           -----------   ------------  ----------  -----------
Net Increase (Decrease)..   (1,208,757)  $ (9,506,773)  2,348,104  $24,303,965
                           ===========   ============  ==========  ===========
                                  ENVIRONMENTALLY-RELATED PRODUCTS
                                          AND SERVICES FUND
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                                   03/31/97                   03/31/96
                           --------------------------  -----------------------
                             SHARES         AMOUNT       SHARES      AMOUNT
                           -----------   ------------  ----------  -----------
Sold.....................      592,783   $  5,313,037     186,141  $ 1,314,576
Issued as reinvestment of
 dividends...............           32            300         --           --
Redeemed.................     (154,610)    (1,416,015)   (377,073)  (2,674,660)
                           -----------   ------------  ----------  -----------
Net Increase (Decrease)..      438,205   $  3,897,322    (190,932) $(1,360,084)
                           ===========   ============  ==========  ===========
                                       GLOBAL COMPETITORS FUND
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                                   03/31/97                   03/31/96
                           --------------------------  -----------------------
                             SHARES         AMOUNT       SHARES      AMOUNT
                           -----------   ------------  ----------  -----------
Sold.....................    2,453,720   $ 27,414,389   4,254,987  $42,316,428
Issued as reinvestment of
 dividends...............        5,021         57,433       1,393       13,702
Redeemed.................   (1,848,157)   (21,321,315)   (640,495)  (6,356,442)
                           -----------   ------------  ----------  -----------
Net Increase.............      610,584   $  6,150,507   3,615,885  $35,973,688
                           ===========   ============  ==========  ===========

                                   LONG-TERM SUPPLY OF ENERGY FUND
                            -------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  -----------------------
                              SHARES       AMOUNT       SHARES      AMOUNT
                            ----------  ------------  ----------  -----------
Sold.......................  1,183,409  $ 13,166,360   1,212,809  $10,257,682
Issued as reinvestment of
 dividends.................     14,801       166,314         820        6,920
Redeemed...................   (635,829)   (6,996,595)   (770,397)  (6,756,240)
                            ----------  ------------  ----------  -----------
Net Increase...............    562,381  $  6,336,079     443,232  $ 3,508,362
                            ==========  ============  ==========  ===========
                                     PRODUCTIVITY ENHANCERS FUND
                            -------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  -----------------------
                              SHARES       AMOUNT       SHARES      AMOUNT
                            ----------  ------------  ----------  -----------
Sold.......................    749,379  $  6,393,358   2,029,415  $18,271,102
Issued as reinvestment of
 dividends.................     12,604       110,279      16,492      143,555
Redeemed................... (1,843,037)  (15,851,064) (1,005,818)  (9,148,291)
                            ----------  ------------  ----------  -----------
Net Increase (Decrease).... (1,081,054) $ (9,347,427)  1,040,089  $ 9,266,366
                            ==========  ============  ==========  ===========

5. ORGANIZATION COSTS

  Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Excelsior Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Equity, Income and Growth, Aging of America, Business and Industrial Restructuring, Communication and Entertainment, Early Life Cycle, Environmentally-Related Products and Services, Global Competitors, Long-Term Supply of Energy and Productivity Enhancers Portfolios (ten of the portfolios constituting the Excelsior Funds, Inc.) as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of Excelsior Funds, Inc. at March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
May 9, 1997

                      FEDERAL TAX INFORMATION: (UNAUDITED)

  For the year ended March 31, 1997, the percentage of dividends paid that qualify for the 70.0% dividends received deduction for corporate shareholders and the designation of long-term capital gain for the Portfolios are approximated as follows:

                                               DIVIDENDS RECEIVED  LONG-TERM
   FUND                                            DEDUCTION      CAPITAL GAIN
   ----                                        ------------------ ------------
   Equity Fund................................       78.02%       $10,777,978
   Income and Growth Fund.....................       35.02%         4,590,976
   Aging of America Fund......................      100.00%         1,835,114
   Business and Industrial Restructuring
    Fund......................................       62.67%         2,174,207
   Communication and Entertainment Fund.......        --              243,366
   Early Life Cycle Fund......................       13.07%         2,420,034
   Environmentally-Related Products and Serv-
    ices Fund.................................      100.00%               --
   Global Competitors Fund....................      100.00%           672,480
   Long-Term Supply of Energy Fund............       20.11%         1,373,733
   Productivity Enhancers Fund................        3.59%               --